Reg. Nos. 33-30394/ 811-5857


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                          [ X ]
       Pre-Effective Amendment No. ____                         [   ]

       Post-Effective Amendment No. 15                          [ X ]

                                               and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                  [ X ]

       Amendment No. 14

                        (Check appropriate box or boxes.)

                                 CMC Fund Trust
               (Exact Name of Registrant as Specified in Charter)

1300 SW Sixth Avenue, PO Box 1350, Portland, Oregon  97207
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600

J. Jerry Inskeep, Jr.
1300 SW Sixth Avenue, PO Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
      X      immediately upon filing pursuant to paragraph(b)
  --------
  ________   on ___________  pursuant to paragraph (b)
  ________   60 days after filing pursuant  to  paragraph (a)(1)
  ________   on  _______________  pursuant to paragraph  (a)(1)
  ________   75 days after  filing  pursuant  to  paragraph (a)(2)
  ________   on _________________ pursuant to paragraph (a)(2) of Rule 485


If appropriate:
  ________ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Please forward copies of communications to:

                Robert J. Moorman
                Stoel Rives, L.L.P.
                900 SW Fifth Avenue, Suite 2600
                Portland, Oregon  97204

                                                                      Part A-I

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                [GRAPHIC OMITTED]

                                    Columbia


                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND





     CMC Small Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Small Cap Fund seeks to provide investors with long-term capital appreciation by investing primarily in smaller companies with a market capitalization of less than $1 billion. The International Stock Fund also seeks to provide investors with long-term capital appreciation, but will do so by investing primarily in international stocks.














     As with all mutual funds, the Securities and Exchange Commission has not stated that the information in this Prospectus is accurate or complete, nor has it approved or disapproved the Funds for investment merit. It is a criminal offense to state otherwise.




                               December 24, 1998

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


Risk/Return Summary.............................................     3
  Overview......................................................     3
    Investment Strategy.........................................     3
    Risks of Investing in Common Stock..........................     3
    Information About the Funds.................................     4
  CMC Small Cap Fund............................................     4
    Goal........................................................     4
    Strategy....................................................     4
    Risk Factors................................................     4
  CMC International Stock Fund..................................     5
    Goal........................................................     5
    Strategy....................................................     5
    Risk Factors................................................     5
  Historical Performance........................................     6
  Expenses......................................................     9
  Financial Highlights..........................................    10
Management......................................................    11
Information About Your Investment...............................    12
  Your Account..................................................    12
    Buying Shares...............................................    12
    Selling Shares..............................................    13
  Distribution and Taxes........................................    14
    Income and Capital Gains Distributions......................    14
    Tax Effect of Distributions and Transactions................    14
More About the Funds............................................    15
  Investment Strategy...........................................    15
    Small Cap Fund..............................................    15
    International Stock Fund....................................    16
    Changes to Investment Objective
      and Temporary Investments.................................    17
  Other Risks...................................................    17
    Foreign Securities..........................................    17
    Year 2000...................................................    18
    Conversion to Euro..........................................    18
For More Information............................................    19

-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------

OVERVIEW
--------


          This Prospectus provides important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

          o    GOAL
          o    STRATEGY
          o    RISK FACTORS
          o    HISTORICAL PERFORMANCE
          o    EXPENSES
          o    FINANCIAL HIGHLIGHTS


INVESTMENT STRATEGY
-------------------

          Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser") utilizes a top down analysis to evaluate the macro economic and investment environment. Through this process the Adviser is able to develop broad investment themes that help create a framework for industry and stock selection. Often, themes are selected based on the review and discovery of subtle changes in the environment, which may not be widely recognized by the rest of the investment community. This approach is intended to uncover opportunities that offer long-term financial reward. In building each Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues. The Small Cap Fund focuses on investment in specialized securities and small capitalization stocks and, therefore, places a greater emphasis on bottom up research. The International Stock Fund, which focuses on a broader segment of the market, emphasizes top down analysis. Both types of analysis, however, play an integral role in the investment process, and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

RISKS OF INVESTING IN COMMON STOCK
----------------------------------

          Because the Funds invest primarily in common stocks, they are subject to the risks associated with stock investing. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time. Consequently, the Funds' portfolios - and likewise your investment in the Funds - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Funds.

INFORMATION ABOUT THE FUNDS
---------------------------

                               CMC SMALL CAP FUND

GOAL
----

What is the Fund's Investment Goal?


          The Fund seeks to provide investors long-term capital appreciation.


STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?


          Under normal market conditions, the Fund invests at least 65 percent of its total asset value in common stocks of companies that each have a market valuation, at the time of investment, of less than $1 billion.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?


          In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in small cap stocks present additional investment risks. This is because small cap companies:


          o    May have a limited operating history

          o    May be dependent on a small number of products or services

          o    May lack substantial capital reserves

          o Have low trading volumes, which may make it difficult for the Fund to sell the security and result in erratic or abrupt price movements


          You could lose money as a result of your investment in the Fund and the Fund could under perform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

          See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

                          CMC INTERNATIONAL STOCK FUND

GOAL
----

What is the Fund's Investment Goal?

          The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue its goal?


          Under normal market conditions, the Fund will invest in equity securities of companies based outside the United States. Generally, at least 75 percent of the value of the Fund's total assets will be invested in equity securities of well capitalized, seasoned foreign companies. The Fund considers a foreign company to be well capitalized if it has an aggregate market valuation of at least $500 million at the time of investment. The Fund will invest in at least three different foreign countries and may invest in companies located anywhere in the world.


RISK FACTORS
------------


          In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in foreign securities present additional investment risks. This is because foreign securities:


          o May be subject to greater fluctuations in price than domestic securities

          o    Are affected by changes in currency exchange rates

          o May be subject to foreign taxes that could reduce their effective yield

          o Are subject to potential political or economic instability of the country of issuer, especially in emerging or developing countries

          o Are generally not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies

          o Generally have less public information available about them than do domestic securities

          o Are generally subject to less governmental regulation and oversight

          o Are generally more illiquid than domestic exchange traded securities


          You could lose money as a result of your investment in the Fund and the Fund could under perform other investments if any of the above risks occur. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in your investment. An investment in this Fund should be part of a balanced investment program.

          See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.


HISTORICAL PERFORMANCE
----------------------

How have the Funds historically performed?


          The bar charts and tables on the following pages illustrate the Funds' annual returns as well as their long term performance. Each bar chart shows how the Funds' performance has varied from year to year. The first table compares the Small Cap Fund's performance over time to that of the Russell 2000 Index, a widely recognized unmanaged index used as a benchmark for small cap stock performance. The second table compares the International Stock Fund's performance to that of the Morgan Stanley Capital Index (MSCI) EAFE, an unmanaged index which reflects the movement of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market. The bar charts and tables assume the reinvestment of dividends and distributions. The Funds' historical performance does not indicate how the Funds will perform in the future.

                                 Small Cap Fund


Year-By-Year Total Return As Of 12/31 Each Year

Graphic bar chart depicting "Year-By-Year Total Return as of 12/31 Each Year":

          Year                Total Return Percentage
          ----                -----------------------
          1990                -11.56%
          1991                 45.44%
          1992                 12.31%
          1993                 16.33%
          1994                  1.70%
          1995                 36.39%
          1996                 21.82%
          1997                 21.93%

Best Quarter:                      1Q '91          25.69%
Worst Quarter:                     3Q '90         -28.29%
--------------------------------   ------------   --------------

Average Annual Total Returns As Of 12/31/97

                                                        Inception
                          1 Year         5 Year         (8/30/89)
-----------------------   ------------   ------------   ------------------
CMC Small Cap Fund        21.93%         19.10%         16.88%
Russell 2000 Index        22.36%         16.40%         13.40%

The Fund's total return for the nine month period ended 9/30/98 was -16.83%.

                            International Stock Fund


Year-By-Year Total Return As Of 12/31 Each Year

Graphic bar chart depicting "Year-By-Year Total Return as of 12/31 Each Year":

          Year                Total Return Percentage
          ----                -----------------------
          1995                  5.52%
          1996                 16.77%
          1997                 10.18%


Best Quarter:                      2Q '97         13.18%
Worst Quarter:                     4Q '97         -7.60%
--------------------------------   ------------   --------------

Average Annual Total Returns As Of 12/31/97

                                                     Inception
                                    1 Year           (2/1/94)
---------------------------------   --------------   -----------------
CMC International Stock Fund        10.18%           5.99%
(MSCI) EAFE Index                   2.06%            5.27%

The Fund's total return for the nine month period ended 9/30/98 was -6.65%.

EXPENSES
--------

What expenses do I pay as an investor in the Funds?

          The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. As a shareholder, you pay no transaction fees in connection with your investment in a Fund. Annual fund operating expenses described in the table are paid out of a Fund's assets and are therefore reflected in the share price.


        ----------------------------------------------------------------
        The Funds do not charge a sales load or 12b-1 distribution fee.
        ----------------------------------------------------------------


     --------------------------------------------------------------------------

     Fee Table
                                                     Small Cap     International
                                                       Fund         Stock Fund

     Shareholder transaction fees                      None            None
     Annual Fund Operating Expenses
     (expenses that are paid out of Fund assets)

       Management Fees                                 0.75%           0.75%
       Distribution and/or Service (12b-1) Fees        None            None
       Other Expenses                                  0.02%           0.29%

         Total Fund Operating Expenses                 0.77%           1.04%

     --------------------------------------------------------------------------


     Expense Examples


     These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                                 1 Year     3 Years     5 Years     10 Years
                                 ------     -------     -------     --------
    Small Cap Fund                $79         $246       $428        $  954
    International Stock Fund      $106        $331       $574        $1,271

FINANCIAL HIGHLIGHTS
--------------------

     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or since inception, if the Fund has operated for a shorter period. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                                 Small Cap Fund

                                                                 Fiscal Year Ended October 31,
                                                                 -----------------------------
                                                     1998        1997        1996        1995         1994
                                                    ------      ------      ------      ------       ------
Net Asset Value, Beginning of Period                $54.40      $52.04      $56.00      $49.35       $56.44
                                                    ------      ------      ------      ------       ------
Income from Investment Operations:
Net Investment Income (Loss).....................    (0.10)      (0.04)      (0.08)       0.22         0.18
Net Gains or Losses on Securities
  (both realized and unrealized).................    (8.87)      14.08       16.79       10.88         1.99
                                                    ------      ------       -----       -----        -----
    Total from Investment Operations.............    (8.97)      14.04       16.71       11.10         2.17
                                                    ------      ------       -----       -----        -----

Less Distributions:
Dividends (from net investment income)...........                                        (0.16)       (0.18)
Distributions (from capital gains)...............    (5.60)     (11.68)     (20.67)      (4.29)       (9.08)
                                                    ------     -------     -------      ------       ------
    Total Distributions..........................    (5.60)     (11.68)     (20.67)      (4.45)       (9.26)
                                                    ------     -------     -------      ------        -----

Net Asset Value, End of Period...................   $39.83      $54.40      $52.04      $56.00       $49.35
                                                    ======      ======      ======      ======       ======

Total Return.....................................   -16.49%      26.98%      30.30%      22.55%        3.87%

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)......... $267,789    $521,770    $522,408    $537,167     $467,952
Ratio of Expenses to Average Net Assets..........     0.77%       0.76%       0.78%       0.77%        0.78%
Ratio of Net Income (Loss)
  to Average Net Assets                              (0.20)%     (0.08)%     (0.14)%      0.43%       0.29%
Portfolio Turnover Rate..........................   158.98%     168.72%     147.77%     125.80%      97.24%

                                            International Stock Fund

                                                                 Fiscal Year Ended October 31,
                                                                 -----------------------------
                                                     1998        1997        1996        1995        1994(1)
                                                    ------      ------      ------      ------      ------
Net Asset Value, Beginning of Period.............   $42.71      $42.46      $37.06      $39.51      $40.00
                                                    ------      ------      ------      ------      ------
Income from Investment Operations:
Net Investment Income............................     0.25        0.41        0.32        0.39        0.10
Net Gains or Losses on Securities (both
  realized and unrealized) and Foreign
  Currency Transactions..........................    (0.78)       6.16        5.86       (2.64)      (0.59)
                                                    ------      ------      ------      ------      ------
     Total from Investment Operations............    (0.53)       6.57        6.18       (2.25)      (0.49)
                                                    ------      ------      ------      ------      ------

Less Distributions:
Dividends (from net investment income)...........                (0.46)      (0.78)      (0.20)
Distributions (from capital gains)                  (29.64)      (5.86)
                                                    -------     ------      ------      ------      ------
     Total Distributions.........................   (29.64)      (6.32)      (0.78)      (0.20)        -
                                                    -------     ------      ------      ------      ------

Net Asset Value, End of Period...................   $12.54      $42.71      $42.46      $37.06      $39.51
                                                    ======      ======      ======      ======      ======


Total Return.....................................    -1.24%      15.47%      16.67%      -5.69%      -1.23%(2)

Ratios/Supplemental Data
Net Assets, End of Period (in thousands).........  $15,377     $81,471     $73,542     $68,758     $84,298
Ratio of Expenses to Average Net Assets..........     1.04%       1.05%       1.00%       0.98%       1.16%
Ratio of Net Income to Average Net Assets........     0.60%       0.88%       0.78%       0.99%       0.53%
Portfolio Turnover Rate..........................    52.68%     126.56%     119.98%     158.32%     123.80%

(1)  From inception of operations on February 1, 1994. Ratios and portfolio turnover rates are annualized.
(2)  Not annualized.



-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

     The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.

     The Fund's have contracted with CMC to provide research, advice, execution and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 1998, each Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.75%.

     CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries or market sectors.

     Richard J. Johnson, a Vice President of CMC and a Chartered Financial Analyst, has since April 1995 had responsibility for implementing, on a daily basis, the investment strategies developed for the Small Cap Fund. Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994).

     James M. McAlear, a Vice President of CMC, has had principal responsibility for investment decisions of the International Stock Fund since its inception in 1994. He joined the Adviser in 1992 as a portfolio analyst and member of the investment team. Previously, Mr. McAlear was Senior Vice President for American Express Financial Advisers in London (1985-1992) and Executive Director for Merrill Lynch Europe (1972-1985).



-------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
-------------------------------------------------------------------------------

YOUR ACCOUNT
------------

     Buying Shares
     -------------

          Investment in a Fund enables clients of CMC to invest in diversified portfolios of either small cap securities or foreign securities in a pooled environment, rather than purchasing securities on an individual basis.

          If you want to invest in a Fund, contact your CMC representative at 1-800-547-1037. In addition, an independent fiduciary of a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, may approve the investment in a Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, and subject to limitations imposed by the independent fiduciary.


          -----------------------------------------------------------
          If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
          -----------------------------------------------------------

          The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

          Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC under the general supervision of the Board of Trustees will use all relevant, available information to determine a fair value for the affected portfolio securities.


          Although neither Fund has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     Selling Shares
     --------------


          You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.


          Each Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

DISTRIBUTION AND TAXES
----------------------

     Income and Capital Gains Distributions
     --------------------------------------

          Each Fund pays its shareholders dividends from its net investment income twice a year, and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in October. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

     Tax Effect of Distributions and Transactions
     --------------------------------------------


          The dividends and distributions of each Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:


          ----------------------------------------------------------------------
          Taxability of Distributions

          Type of                      Tax Rate for             Tax Rate for
          Distribution                 15% Bracket              28% Bracket or Higher
          ------------                 -----------              ---------------------

          Income Dividends             Ordinary Income Rate     Ordinary Income Rate

          Short Term Capital Gains     Ordinary Income Rate     Ordinary Income Rate

          Long Term Capital Gains      10%                      20%
          ---------------------------------------------------------------------------

          Each Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Fund's will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

          The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

          -----------------------------------------------------------
          Your investment in a Fund could have additional tax
          consequences. Please consult your tax professional for
          assistance.
          -----------------------------------------------------------


-------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
-------------------------------------------------------------------------------


INVESTMENT STRATEGY
-------------------

     Small Cap Fund
     --------------

          In identifying attractive securities for investment in the Fund, the Adviser begins with a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stocks are under consideration. As part of this intensive research process, the Adviser evaluates a company's balance sheets and income statements to draw conclusions about earnings growth and profitability. The Adviser also examines quality of management, investment in research and development, as well as the potential for new products or services. In addition, the Adviser looks at sales trends and factors affecting stock price, such as price earnings and price to book ratios. To round out the bottom up research, the Advisor uses top down analysis to determine how macro changes in the economy may affect the prospects for the industry in which the company under consideration is operating. By utilizing this investment strategy, the Fund strives to anticipate and act upon market change, understand its effects on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.

          The Fund may invest in securities convertible into common stocks of small cap companies. Securities convertible into common stock may include both debt securities and preferred stock. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants.


          Although at the date of this Prospectus the Adviser considers any company with an aggregate market valuation of less than $1 billion to be "small cap," upon notice to shareholders, the definition of small cap may change if the Adviser determines, based on changes in market levels and accepted industry definitions, that a different market capitalization is more appropriate. There is no minimum aggregate market valuation for a company to be considered an appropriate investment for the Fund. The Fund may, however, invest up to 35% of the value of the Fund's total assets in the securities of larger, more established companies when these securities offer capital appreciation potential that is generally comparable to small cap securities.

          International Stock Fund
          ------------------------


          For the International Stock Fund, the Adviser uses a top down analysis to identify attractive sectors and securities for investment. As part of this approach, the Adviser conducts an ongoing evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and the industries in those countries. This is because even small shifts in such macro economic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can all affect the overall economic health of an entire global region or a country -- and thereby the industries in that region or country. Once the Adviser has identified attractive regions, countries and industries for emphasis through the top down approach, bottom up fundamental research is used to evaluate the merits of individual companies whose stock is under consideration. By utilizing this investment strategy, the Fund strives to anticipate and act upon market change, understand its effects on the risks and rewards of Fund securities and thereby generate consistent, competitive results over the long-term.

          The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund's investment objective. These investments are subject to the risks of investing in small cap companies discussed in the Risk/Return Summary of the Small Cap Fund.


          The Fund intends to invest principally in the equity securities of companies located in the following countries: Belgium, Brazil, Denmark, Finland, France Germany, Italy, India, The Netherlands, Norway, Spain, Sweden, Switzerland, the United Kingdom, Australia, Hong Kong, Japan, New Zealand, Singapore, Canada, and Mexico.

          The value of the International Stock Fund is maintained in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. When required by the Investment Company Act or the SEC, the Fund may "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to currency exchange contracts.

          The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          In addition to investing directly in foreign equity securities, the International Stock Fund may also purchase securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated foreign securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks, represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

     Changes to Investment Objective and Temporary Investments
     ---------------------------------------------------------

          The investment objective of both Funds may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, a Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.



OTHER RISKS
-----------


     In addition to the certain risks stated in the "RISK/RETURN SUMMARY", there are other risks of investing in the Funds such as:


     Foreign Securities. The International Stock Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. The considerations noted above concerning the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of developed or emerging countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

     Additional costs may be incurred in connection with the International Stock Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

     Year 2000. Many of the services provided to the Funds by CMC and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, CMC has informed the Funds that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects the Fund's systems, and those of the Fund's outside service providers, will be ready for the year 2000. CMC does not expect the costs related to the Year 2000 problem to be substantial to the Funds since those costs are borne by CMC and the Funds' other outside service providers and not directly by the Funds.

     Conversion to Euro. On January 1, 1999, the European Monetary Union ("EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of the participating member nations. As of the date of this Prospectus, the eleven member nations are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain. If the International Stock Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. CMC is taking steps that it believes appropriately and reasonably address the issues involved in the introduction of the Euro and believes that it and its outside service providers will be ready for the introduction of the Euro. Nevertheless, because this change to a single currency is new and untested, the establishment of the Euro may result in market volatility. For the same reason, it is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the International Stock Fund. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

-------------------------------------------------------------------------------
FOR MORE INFORMATION
-------------------------------------------------------------------------------

     You can find additional information on the Funds' structure and performance in the following documents:

     o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

     o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountants report.

     A current SAI for the Fund's is on file with the Securities and Exchange Commission and is incorporated by reference in (is legally part of) this Prospectus.


     A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:


                CMC FUND TRUST
                1300 S.W. Sixth Avenue
                Portland, Oregon  97201
                Telephone:  1-800-547-1037


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Reports and other information regarding the Funds are also on the SEC's Internet website at http://www.sec.gov.

SEC file number:  811-5857

                                                                       Part B-I
                                                    Reg. Nos. 33-30394/811-5857
-------------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                              1300 SW Sixth Avenue
                                   PO Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and two portfolios of the Trust, CMC Small Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds").


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 24, 1998 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

                                TABLE OF CONTENTS


Description of the Funds.......................................................2
Management....................................................................10
Investment Advisory and Other Fees Paid to Affiliates.........................12
Portfolio Transactions........................................................13
Capital Stock and Other Securities............................................16
Purchase, Redemption and Pricing of Shares....................................16
Custodians....................................................................19
Independent Accountants.......................................................19
Taxes.........................................................................19
Performance...................................................................24
Financial Statements..........................................................25



                                December 24, 1998

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


     The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are four portfolios established under the Trust: the Funds, CMC High Yield Fund and CMC Short Term Bond Fund. Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.


INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                               CMC SMALL CAP FUND


     The Small Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


     To achieve its investment objective, the Fund will generally invest at least 65% of the value of its total assets in common stocks or securities convertible into common stock of companies with an aggregate market valuation of less than $1 billion. The Fund may, however, invest from time to time up to 35% of the value of its total assets in the securities of larger companies when the Adviser believes these securities offer capital appreciation potential that is generally comparable to small cap securities.

                          CMC INTERNATIONAL STOCK FUND


     The International Stock Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


     To achieve its investment objective, under normal conditions, the Fund will invest at least 75 percent of the Fund's assets in equity securities, including securities convertible into equity securities, of issuers located outside the United States that each have an aggregate market valuation of at least $500 million. The Fund may invest in smaller, less seasoned companies when the Adviser believes these companies offer attractive opportunities consistent with the Fund's overall investment objective. As discussed further below, an investment in a less seasoned company may involve greater risks than an investment in a larger, more established company.

INVESTMENTS HELD BY THE FUNDS
-----------------------------

     Under normal conditions, both Funds will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Funds may invest is set forth below.

Options and Financial Futures Transactions
------------------------------------------

     Each Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Funds may only write call options that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. Each Fund may write such options on up to 25 percent of its net assets.

     The Funds may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

     The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Securities
------------------


     The Small Cap Fund may invest up to one-third of its total assets in securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. For a discussion of the risks of investing in foreign securities, see the summary of the International Stock Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUNDS, OTHER RISKS."


Repurchase Agreements
---------------------

     Each Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

     No illiquid securities will be acquired by the Funds if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid:
(1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The International Stock Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants
-----------------------------------

     Both Funds may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
---------------------------------------------

     The Funds may invest in companies that are unseasoned; that is, companies have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative. The Small Cap Fund has a fundamental policy not to invest more than 10 percent of its total assets in companies that have a record of less than three years of continuous operations. The International Stock Fund limits investments in small and unseasoned companies to 5 percent of its total assets.

Temporary Investments
---------------------

     When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

INVESTMENT RESTRICTIONS
-----------------------


     The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.


The Small Cap Fund may not:


     1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.


     2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25 percent of the value of its total assets in any one industry and
(b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     3. Buy or sell real estate.

     4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS IN THE FUNDS" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10 percent of the outstanding voting securities of such investment company.

     9. Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

     11. Borrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

     12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets taken at market may, at the time, be held as collateral for such sales.

     15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The International Stock Fund may not:


     1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15, and may enter into foreign currency transactions.


     2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

     3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

     4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, repurchase agreements, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS IN THE FUNDS" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held by the Fund.

     7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3 percent of the total outstanding voting stock of such company is owned by the Fund, (ii) 5 percent of the Fund's total assets would be invested in any one such company, and (iii) 10 percent of the Fund's total assets would be invested in such securities.

     9. Issue senior securities, bonds, or debentures.

     10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets.

     12. Invest its funds in the securities of any company if the purchase would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

     13. Invest in companies for the purpose of exercising control or management.

     14. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

     15. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

     The Funds are managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Small Cap Fund, Inc. since August 1996; Columbia Real Estate Equity Fund, Inc. since April 1994; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.


J. JERRY INSKEEP, JR.,* Age 61, Chairman, President, and Trustee of the Trust; Chairman, President, and Director of each of the Columbia Funds; Consultant with Fleet Financial Group, Inc. (since December 1997); formerly Chairman and a Director of Columbia Management Co., Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center

Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 66, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

THOMAS R. MACKENZIE, Age 71, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Founder and Director of Group Mackenzie (architecture, planning, interior design and engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN, * Age 47, Secretary of each of the Columbia Funds and the Trust (since January 1998); attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH, Age 57, Trustee of the Trust; Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 100 S. W. Market Street, Portland, Oregon 97201.


     * Mr. Inskeep and Mr. Moorman are each an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Funds.

     The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1998.



                             Compensation       Total Compensation from the
Trustee                       From Trust        Trust and Columbia Funds
-------                      ------------       ---------------------------
Richard L.  Woolworth         $9,000.00                 $32,000.00
Thomas R. Mackenzie           $9,000.00                 $31,000.00
James C. George               $9,000.00                 $31,000.00


     At November 30, 1998, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:

                                                       Shares Beneficially Owned
Name and Address                                          at November 30, 1998
----------------                                       -------------------------

CMC Small Cap Fund

Hanford Operations and Engineering                           1,551,765 (21.54%)
Pension Plan
PO Box 1970, H36-08
Richland, WA  99352


                                       10

Locals 302 & 612 Operating Engineers                           524,217  (7.28%)
Employers Retirement Fund
Welfare & Pension Administration Services, Inc.
P.O. Box 34203
Seattle, WA  98124

CMC International Stock Fund

Oregon Community Foundation                                    355,159 (30.83%)
621 S.W. Morrison St., Suite 725
Portland, OR  97205

Lumber Industry Pension Fund                                   329,500 (28.60%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97205

Freightliner Corporation Pension Plan                          256,677 (22.28%)
4747 North Channel Avenue
Portland, OR  97217

AECOM Technology Corp. Pension Plan                             95,560  (8.29%)
3250 Wilshire Blvd., 5th Floor
Los Angeles, CA  90010



--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

     The investment adviser to the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Financial Group, Inc. ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     For its services provided to each Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for each Fund equals the annual rate of 0.75 of 1 percent of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. Advisory fees paid by the Small Cap Fund to the Adviser were $2,429,552, $3,462,393 and $4,126,463 for fiscal year 1998, fiscal year 1997, and fiscal year 1996, respectively. Advisory fees paid by the International Stock Fund to the Adviser were $395,072, $686,166, and $508,330 for fiscal year 1998, fiscal year 1997, and fiscal year 1996, respectively.


     The Trust Company acts as transfer agent and dividend crediting agent for each Fund. Its address is 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of each Fund to the Trust Company for services performed for fiscal 1998 under the respective transfer agent agreement relating to that Fund.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

     Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research. On a semi-annual basis, the Adviser's research analysts and portfolio managers participate in a detailed internal survey regarding the value of proprietary research and the skills or contributions made by the various brokerage analysts to the Adviser's investment process. Firms are then confidentially ranked based on that survey.


     In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades (e.g., $0.06) and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid with broker commissions is fair and reasonable.

     The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. Total brokerage commissions paid by the Small Cap Fund for the last three fiscal years were $1,136,316, $1,285,537 and $1,254,580 for fiscal year 1998, fiscal year
1997, and for fiscal year 1996, respectively. Total brokerage commissions paid by the International Stock Fund for the last three fiscal years were $307,219, $577,355 and $437,587 for fiscal year 1998, fiscal year 1997, and fiscal year 1996, respectively. Of the commissions paid in the fiscal year ended in 1998, the Small Cap Fund paid $5,000 for third party research and products provided by brokerage firms.


     The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms.

     Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds

Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.


     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


     The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Short Term Bond Fund and CMC High Yield Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.




--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

     Shareholders of the Funds are investment advisory clients of the Adviser. Investments in each Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------


     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


     Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

     The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


     U S Bank N.A., 321 SW Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). Chase Manhattan Bank ("Chase" or a "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.


     Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income.

Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.


     Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by either Fund.

     Special Aspects of 90 Percent Test with Respect to Foreign Currency. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are
Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

     Foreign Income Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Stock Fund's distributed income. That Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign stocks and securities.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by that Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

     If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.




--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           n
                     P(1+T)   =  ERV

            Where:   P        =  a hypothetical initial payment of $1000

                     T        =  average annual total return

                     n        =  number of years

                     ERV      =  ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)


     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1998, the average annual return for the Small Cap Fund for the 1 year and 5 year periods and since inception (August 30, 1989) was -16.49%, 11.96% and 13.05%, respectively. For the period ended October 31, 1998, the average annual return for the International Stock Fund for the 1 year period and since inception (February 1, 1994) was -1.24% and 4.67%, respectively.


     The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance. These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

     The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The financial statements for the Funds for the fiscal year ended October 31, 1998, together with the Independent Accountant's Report of
PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.

                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                      MANAGEMENT DISCUSSION OF PERFORMANCE

We are pleased to provide you with an investment discussion for CMC Small Cap Fund. For a second consecutive year, the Fund endured a volatile and challenging period for small cap stocks, with the Fund in negative territory for the 12 months ended October 31, 1998, posting a total return of -16.49%. This performance compares to a total return of -11.85% for the Russell 2000 for the same period.

In the first fiscal quarter, Fund performance was marred by investors' reaction to a burgeoning currency crisis in Southeast Asia. Investors sought the perceived safety of larger, more liquid blue chip stocks, depressing small cap valuations. To protect Fund performance, we quickly sold off stocks we thought were susceptible to correction, including certain energy and technology issues. At the same time, we increased less economically sensitive holdings such as health care, which continues to be overweighted today.

While small caps surged for a short period during the Fund's second fiscal quarter as investors' currency concerns eased temporarily, the month of May ushered in a spate of new worries related to Asia, and small cap stocks once again fell victim to negative investor sentiment. This was a theme that continued throughout the period.

On a positive note, current valuations for small cap stocks relative to the S&P 500 are at historically low levels. A rebound in the relative performance of small cap stocks could be sparked when investors' tolerance for risk increases, which will likely coincide with an increase in confidence for the macro-economic and earnings outlook for 1999 and beyond. Meanwhile, we are closely monitoring the fundamentals of our holdings, with the goal of increasing investment in companies whose earnings power is intact, and whose valuations are attractive.

Top holdings in the Fund as of October 31, 1998 include:

     Comsat Corp. (2.2%)
     Nova Corp. (2.1%)
     Pathogenesis Corp. (2.0%)
     Williams-Sonoma, Inc. (2.0%)
     CKE Restaurants, Inc. (1.9%)
     Cerner Corp. (1.9%)
     Xircom, Inc. (1.8%)
     Bed, Bath & Beyond, Inc. (1.7%)
     Family Golf Centers, Inc. (1.7%)
     American Management Systems, Inc. (1.7%)

We appreciate your continuing support of CMC Small Cap Fund.

The Columbia Investment Team

December 14, 1998

                         YEAR 2000 READINESS DISCLOSURE
                         ------------------------------
   Many of the services provided to the Fund by Columbia Management Co. (the "Adviser") and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000.

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($5,000-$40,000) of CMC Small Cap, Russell 2000 and S&P 500 for the period 8/30/89 to 10/31/98 to $30,904, $24,753 and $39,903, respectively:

                                  Average Annual Total Return
                          1 Year           5 Years            Since Inception
                          ------           -------            ---------------
CMC Small Cap             -16.49%           11.96%                 13.05%
Russell 2000              -11.85%            9.42%                 10.35%
S&P 500                    21.99%           21.30%                 16.23%

Past performance does not guarantee future results. The Fund's inception date was August 30, 1989. Index performance is based on the periods beginning August 31, 1989. Total return performance is illustrated for the periods ended October 31, 1998. The S&P 500 and Russell 2000 are unmanaged stock indices.

                          CMC INTERNATIONAL STOCK FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMC International Stock Fund posted a total return of -1.24% for the fiscal year ending October 31, 1998, the Fund's performance compares to a total return of 7.92% for the FT/S&P Euro Pacific Index and a total return of 9.95% for the MSCI EAFE Index over the same period. Our continued commitment to the important yet depressed Japanese market and our weighings in varoius sections of this market were a drag on Fund performance this year.

Globally, stock markets experienced considerable volatility throughout the Fund's fiscal year. Emerging markets suffered the most, beginning with the developing Asian crisis in late 1997, then a withdrawal of international liquidity from Latin America and culminating in the collapse of the Russian economy in mid-1998. Japan, meanwhile, continues to deal with its banking crisis and mediocre economic growth. To make matters worse, Japan's government is making only half-hearted attempts to improve its situation. However, we believe the Japanese stock market poses excellent potential in the medium term because investor sentiment is so poor, and their politicians finally appear to be grasping the need for more substantial legislation.

Europe, on the other hand, has been a bastion of success. The unification of currency within the European Monetary Union takes place on January 1, 1999. In anticipation of this event, there has been a substantial decline of interest rates over the past 12 months. This has provided powerful support to European stock markets, which have performed extremely well.

Our strategy during the year has been to take advantage of the opportunity in Europe, by maintaining a heavy weighting in the European region, and this helped Fund performance. Japan continues to disappoint. During the period, the economy exhibited several bursts of strength in the form of sharp stock market rallies. But these returns were only short-lived and were given back in the months following the rallies. Looking ahead, we are optimistic about the longer term prospects for developing economies and stock markets. But we currently have only a tiny emerging market exposure as we await more concrete signs of recovery.

As of October 31, 1998, the ten largest security holdings of the Fund (as a percentage of net assets) were:

Largest Holdings                                % of Net Assets
----------------                                ---------------
Mannesmann AG                                        3.2%
Equant NV                                            2.8%
Aegon NV                                             2.8%
Unicredito Italiano S.p.A                            2.4%
Vodafone Group                                       2.2%

Novartis AG                                          2.1%
Nippon Telegraph & Telephone Corp.                   2.1%
Shimamura Co., Ltd.                                  1.9%
Infosys Technologies, Ltd.                           1.9%
Telecom Italia, ADR                                  1.8%

Thank you for your continuing support of CMC International Stock Fund.

The Columbia Investment Team
December 14, 1998

                         YEAR 2000 READINESS DISCLOSURE
                         ------------------------------
Many of the services provided to the Fund by Columbia Management Co. (the "Adviser") and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000.

                            Euro Currency Conversion
On January 1, 1999 the European Monetary Union ("EMU") introduced a new single currency, the Euro, to replace the national currency of participating member nations. To the extent the Fund holds investments in nations replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the ongoing impact of the Euro on the Funds, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies, and, in fact, currency exchange risk may be magnified. Also increased market volatility may result. Additional risks that may result include the fact that European issuers in which a Fund invests may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($8,000-$26,000) of CMC International Stock Fund, FT/S&P Euro Pacific, S&P 500, and MSCI EAFE Index for the period 2/1/94 to 10/31/98 to $12,395, $12,622, $25,443 and $13,273, respectively:

                                              Average Annual Total Return
                                          1 Year              Since Inception
                                          ------              ---------------
CMC International Stock Fund              -1.24%                    4.67%
FT/S&P Euro Pacific                        7.92%                    5.08%
S&P 500                                   21.99%                   21.98%
MSCI EAFE Index                            9.95%                    6.21%

Past performance does not guarantee future results. The Fund's inception date was February 1, 1994. Index performance information is based on the period beginning February 1, 1994. Total return performance is illustrated for the periods ended October 31, 1998. S&P 500 and FT/S&P Euro Pacific are unmanaged stock indices. The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

-------------------------------------------------------------------------------
                                 (CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
                  For a Share Outstanding Throughout the Period)
-------------------------------------------------------------------------------

                                 SMALL CAP FUND
                                 --------------

                                                                        Fiscal Year Ended October 31,
                                                       ----------   ----------   ----------   ----------   ----------
                                                          1998         1997         1996         1995         1994
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period..............       $54.40       $52.04       $56.00       $49.35       $56.44
                                                       ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income (loss)....................        (0.10)       (0.04)       (0.08)        0.22         0.18
  Net gains or losses on securities
    (both realized and unrealized)................        (8.87)       14.08        16.79        10.88         1.99
                                                       ----------   ----------   ----------   ----------   ----------
       Total from investment operations...........        (8.97)       14.04        16.71        11.10         2.17
                                                       ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends (from net investment income)..........                                               (0.16)       (0.18)
  Distributions (from capital gains)..............        (5.60)      (11.68)      (20.67)       (4.29)       (9.08)
                                                       ----------   ----------   ----------   ----------   ----------
       Total distributions........................        (5.60)      (11.68)      (20.67)       (4.45)       (9.26)
                                                       ----------   ----------   ----------   ----------   ----------

Net asset value, end of period....................       $39.83       $54.40       $52.04       $56.00       $49.35
                                                       ==========   ==========   ==========   ==========   ==========

Total return .....................................       -16.49%       26.98%       30.30%       22.55%        3.87%

Ratios/Supplemental data
Net assets, end of period (in thousands)..........     $267,789     $521,770     $522,408     $537,167     $467,952
Ratio of expenses to average net assets...........         0.77%       0.76%         0.78%        0.77%        0.78%
Ratio of net income (loss) to average net assets..        (0.20)%     (0.08)%       (0.14)%       0.43%        0.29%
Portfolio turnover rate...........................       158.98%      168.72%      147.77%      125.80%       97.24%


                                               INTERNATIONAL STOCK FUND
                                               ------------------------

                                                                        Fiscal Year Ended October 31,
                                                       ----------   ----------   ----------   ----------   ----------
                                                          1998         1997         1996         1995        1994(1)
                                                       ----------   ----------   ----------   ----------   ----------

Net asset value, beginning of period.............        $42.71       $42.46       $37.06       $39.51       $40.00
                                                       ----------   ----------   ----------   ----------   ----------

Income from investment operations:
  Net investment income..........................          0.25         0.41         0.32         0.39         0.10
  Net gains or losses on securities and
    foreign currency transactions (both
    realized and unrealized).....................         (0.78)        6.16         5.86        (2.64)       (0.59)
                                                       ----------   ----------   ----------   ----------   ----------
       Total from investment operations..........         (0.53)        6.57         6.18        (2.25)       (0.49)
                                                       ----------   ----------   ----------   ----------   ----------

Less distributions:
  Dividends (from net investment income).........                      (0.46)       (0.78)       (0.20)
  Distributions (from capital gains).............        (29.64)       (5.86)
                                                       ----------   ----------   ----------   ----------   ----------
       Total distributions.......................        (29.64)       (6.32)       (0.78)       (0.20)         -
                                                       ----------   ----------   ----------   ----------   ----------

Net asset value, end of period...................        $12.54       $42.71       $42.46       $37.06       $39.51
                                                       ==========   ==========   ==========   ==========   ==========

Total return.....................................         -1.24%       15.47%       16.67%       -5.69%       -1.23%(2)

Ratios/Supplemental data
Net assets, end of period (in thousands).........       $15,377      $81,471      $73,542      $68,758      $84,298
Ratio of expenses to average net assets..........          1.04%        1.05%        1.00%        0.98%        1.16%
Ratio of net income to average net assets........          0.60%        0.88%        0.78%        0.99%        0.53%
Portfolio turnover rate..........................         52.68%      126.56%      119.98%      158.32%      123.80%

(1) From inception of operations on February 1, 1994. Ratios and portfolio turnover rates are annualized.

(2) Not annualized.

--------------------------------------------------------------------------------
                                CMC SMALL CAP FUND
                           A Portfolio of CMC Fund Trust
                                SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
COMMON STOCKS (88.1%)
  BUILDING & FORESTRY PRODUCTS (1.6%)
    MARTIN MARIETTA MATERIALS, INC.                       57,500     $  2,821,094
    SOUTHDOWN, INC.                                       27,000        1,469,812
                                                                     ------------
                                                                        4,290,906
                                                                     ------------
  BUSINESS & CONSUMER SERVICES (13.5%)
      ADVO, INC.                                          63,000        1,602,562
    * APOLLO GROUP, INC.                                  93,300        2,997,262
    * ASYMETRIX LEARNING SYSTEMS, INC.                    68,600          415,887
    * FAMILY GOLF CENTERS, INC.                          219,400        4,621,112
    * G & K SERVICES, INC. (CLASS A)                      61,500        2,813,625
    * GLOBAL VACATION GROUP, INC                         182,300        1,253,313
    * ITT EDUCATIONAL SERVICES, INC.                     123,800        3,675,313
    * NOVA CORP.                                         190,170        5,491,159
    * PROFIT RECOVERY GROUP INTERNATIONAL, INC.           44,500        1,365,594
    * ROMAC INTERNATIONAL, INC.                          140,000        2,450,000
    * SCHEIN (HENRY), INC.                                86,600        3,350,338
    * STERLING COMMERCE, INC.                            100,000        3,525,000
    * SYLVAN LEARNING SYSTEMS, INC.                       87,200        2,692,300
                                                                     ------------
                                                                       36,253,465
                                                                     ------------
   CONSUMER DURABLE (3.8%)
     * CHAMPION ENTERPRISES, INC.                         96,000        1,908,000
       ETHAN ALLEN INTERIORS, INC.                        77,000        2,646,875
     * TOWER AUTOMOTIVE, INC.                            168,100        3,740,225
       WATSCO, INC.                                      114,000        1,930,875
                                                                     ------------
                                                                       10,225,975
                                                                     ------------
  CONSUMER NON-DURABLE (16.1%)
    * ACTION PERFORMANCE COS., INC.                      138,800        4,146,650
    * AMES DEPARTMENT STORES, INC.                       152,800        2,807,700
    * BED, BATH & BEYOND, INC.                           169,600        4,674,600
      CKE RESTAURANTS, INC.                              192,130        5,055,421
    * CAVANAUGHS HOSPITALITY CORP.                        63,100          737,481
    * COLUMBIA SPORTSWEAR CO.                             40,300          705,250
    * COST PLUS, INC.                                    136,500        4,095,000
    * GIBSON GREETINGS, INC.                              67,200          701,400
    * HELEN OF TROY LTD.                                 140,000        2,082,500
    * HOLLYWOOD ENTERTAINMENT CORP.                       27,500          419,375
    * OMEGA PROTEIN CORP.                                 38,200          339,025
    * PACIFIC SUNWEAR OF CALIFORNIA, INC.                108,400        2,344,l50
    * QUIKSILVER, INC.                                   118,200        2,445,262
    * TIMBERLAND CO. (CLASS A)                            59,000        2,360,000
      WENDY'S INTERNATIONAL, INC.                        110,000        2,310,000
    * WET SEAL, INC. (CLASS A)                           122,000        2,577,250
    * WILLIAMS-SONOMA, INC.                              195,900        5,338,275
                                                                     ------------
                                                                       43,139,339
                                                                     ------------

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
COMMON STOCKS (CONTINUED)
  ENERGY (1.6%)
    * SWIFT ENERGY CO.                                   132,600     $  1,209,975
    * TESORO PETROLEUM CORP.                             104,600        1,549,387
      WESTERN GAS RESOURCES, INC.                        201,000        1,645,688
                                                                     ------------
                                                                        4,405,050
                                                                     ------------
  ENERGY SERVICES (2.7%)
    * GLOBAL INDUSTRIES LTD.                             135,100        1,300,338
    * HANOVER COMPRESSOR CO.                             169,200        4,272,300
    * NEWPARK RESOURCES, INC.                            180,000        1,698,750
                                                                     ------------
                                                                        7,271,388
                                                                     ------------
  FINANCE (1.2%)
      NORTH FORK BANCORP, INC.                            86,050        1,710,244
      STIRLING COOKE BROWN HOLDINGS LTD.                  83,500        1,492,562
                                                                     ------------
                                                                        3,202,806
                                                                     ------------
  FOOD & HOUSEHOLD PRODUCTS (2.6%)
    * AURORA FOODS, INC.                                 189,100        3,309,250
    * U.S. FOODSERVICE, INC.                              37,700        1,790,750
    * WHOLE FOODS MARKET, INC.                            43,000        1,722,688
                                                                     ------------
                                                                        6,822,688
                                                                     ------------
  HEALTH (18.3%)
    * AMERICAN ONCOLOGY RESOURCES, INC.                  187,400        2,494,762
    * BARR LABORATORIES, INC.                             48,300        1,651,256
    * CARDIAC PATHWAYS CORP.                             199,400          859,913
    * CENTOCOR, INC.                                      62,100        2,763,450
    * CHIRON CORP.                                       127,900        2,877,750
    * ELAN CORP. PLC ADR                                  39,368        2,758,220
    * HEALTH MANAGEMENT SYSTEMS, INC.                    149,700        1,029,188
    * HEALTHCARE RECOVERIES, INC.                         20,300          205,537
    * IDEXX LABORATORIES, INC.                           157,900        3,602,094
    * INHALE THERAPEUTIC SYSTEMS, INC.                   132,900        3,488,625
    * INTELLIGENT POLYMERS LTD. (UNITS - EACH UNIT
        CONSISTS OF 1 COMMON SHARE & 1 WARRANT)          139,000        3,197,000
      JONES PHARMA, INC.                                 122,600        3,961,512
    * LIGAND PHARMACEUTICALS, INC. (CLASS B)             289,600        3,149,400
    * OXFORD HEALTH PLANS, INC.                           24,600          290,588
    * PAREXEL INTERNATIONAL CORP.                         70,000        1,544,375
    * PATHOGENESIS CORP.                                 135,500        5,420,000
    * QUORUM HEALTH GROUP, INC.                           81,200        1,177,400
    * SPIROS DEVELOPMENT CORP. II, INC. (UNITS -
        CALLABLE COMMON SHARE OF SPIOS & 1 WARRANT        89,500          962,125
        OF DURA PHARMACEUTICALS - 12/31/2002)
    * TRANSKARYOTIC THERAPIES, INC.                      102,100        2,182,387
    * UNIVERSAL HEALTH SERVICES, INC. (CLASS B)           42,000        2,155,125
    * WATSON PHARMACEUTICALS, INC.                        57,500        3,198,438
                                                                     ------------
                                                                       48,969,145
                                                                     ------------

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
 -------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
COMMON STOCKS (CONTINUED)
  MACHINERY & CAPITAL SPENDING (0.3%)
    GRACO, INC.                                           25,000     $    659,375
                                                                     ------------

  METAL MINING & STEEL (0.8%)
    * MERIDIAN GOLD, INC.                                175,700          911,444
      OREGON STEEL MILLS, INC.                           109,300        1,338,925
                                                                     ------------
                                                                        2,250,369
                                                                     ------------
  POLLUTION CONTROL (1.0%)
    * ALLIED WASTE INDUSTRIES, INC.                       62,400        1,349,400
    * CASELLA WASTE SYSTEMS, INC.                         43,500        1,283,250
                                                                     ------------
                                                                        2,632,650
                                                                     ------------
  TECHNOLOGY (20.7%)
    * ACTEL CORP.                                        155,900        1,997,469
    * ACXIOM CORP.                                       144,600        3,633,075
    * ALTERA CORP.                                        78,000        3,246,750
    * AMERICAN MANAGEMENT SYSTEMS, INC.                  148,800        4,566,300
    * ARTESYN TECHNOLOGIES, INC.                          77,800        1,123,238
    * ASCEND COMMUNICATIONS, INC.                         40,900        1,973,425
    * AXENT TECHNOLOGIES, INC.                           112,200        2,819,025
    * CERNER CORP.                                       222,500        4,978,438
    * CIBER, INC.                                        174,000        3,414,750
    * ENGINEERING ANIMATION, INC.                         70,500        3,088,781
    * FLEXTRONICS INTERNATIONAL LTD.                      30,300        1,573,706
    * HMT TECHNOLOGY CORP.                               135,400        1,167,825
    * HNC SOFTWARE, INC.                                  95,500        3,211,188
    * HYPERION SOLUTIONS CORP.                           112,725        3,381,750
    * MICROS SYSTEMS, INC.                                82,500        1,820,156
    * PEOPLESOFT, INC.                                    27,600          584,775
    * SAVILLE SYSTEMS PLC ADR                            100,000        1,687,500
    * TRANSACTION SYSTEMS ARCHITECTS, INC.               119,700        4,320,422
    * TRANSITION SYSTEMS, INC.                           102,600        1,070,887
    * VISIO CORP.                                         33,900          902,587
    * XIRCOM, INC.                                       163,200        4,814,400
                                                                     ------------
                                                                       55,376,447
                                                                     ------------
  TRANSPORTATION (1.4%)
    * ALASKA AIR GROUP, INC.                              73,000        2,623,438
    * ATLANTIC COAST AIRLINES HOLDINGS, INC.              34,500          828,000
      EXPEDITORS INTERNATIONAL OF
      WASHINGTON, INC.                                     9,900          335,362
                                                                     ------------
                                                                        3,786,800
                                                                     ------------
  UTILITIES/COMMUNICATIONS (2.5%)
      COMSAT CORP.                                       150,100        5,919,569
    * PACIFIC GATEWAY EXCHANGE, INC.                      28,500          822,937
                                                                     ------------
                                                                        6,742,506
                                                                     ------------

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
 -------------------------------------------------------------------------------

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
       TOTAL COMMON STOCKS
         (COST $222,339,915)                                         $236,028,909
                                                                     ------------

PREFERRED CONVERTIBLE STOCK (0.3%)
  REAL ESTATE SECURITIES (0.3%)
    * APARTMENT INVESTMENT & MANAGEMENT CO.
      (COST $733,069)                                     23,449          932,098
                                                                     ------------
      TOTAL INVESTMENTS, EXCLUDING
        TEMPORARY CASH INVESTMENTS
        (COST $223,072,984)                                           236,961,007
                                                                     ------------

REPURCHASE AGREEMENTS (12.1%)
  GOLDMAN SACHS CORP.
    5.222% DATED 10/30/1998,
    DUE 11/02/1998 IN THE
    AMOUNT OF $12,780,999.
    COLLATERALIZED BY U.S. TREASURY BONDS
    6.000% TO 12.375% DUE
    05/15/2004 TO 02/15/2026 &
    U.S. TREASURY NOTES
    5.500% TO 6.625% DUE
    02/28/1999 TO 02/15/2007.                        $12,779,171       12,779,171
  J.P. MORGAN SECURITIES, INC.
    5.374% DATED 10/30/1998,
    11/02/1998 IN THE
    AMOUNT OF $12,501,841.
    COLLATERALIZED BY U.S. TREASURY BONDS
    11.750% DUE 11/15/2014 &
    U.S. TREASURY NOTES
    5.875% TO 8.875% DUE
    02/15/1999 TO 08/31/2009                          12,500,000       12,500,000
  MERRILL LYNCH, INC.
    5.323% DATED 10/30/1998,
    11/02/1998 IN THE
    AMOUNT OF $7,001,021.
    COLLATERALIZED BY U.S. TREASURY BONDS
    6.625% TO 8.750% DUE
    05/15/2017 TO 02/15/2027.                          7,000,000        7,000,000
                                                                     ------------
      TOTAL REPURCHASE AGREEMENTS
      (COST $32,279,171)                                               32,279,171
                                                                     ------------

TOTAL INVESTMENTS (100.5%)
(COST $255,352,155)                                                   269,240,178

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                       VALUE (1)
                                                                     ------------
RECEIVABLES LESS LIABILITIES (-0.5%)                                   (1,451,015)
                                                                     ------------

NET ASSETS (100.0%)                                                  $267,789,163
                                                                     ============

(1)  See Note 1 of Notes to Financial Statements.
*    Non-Income Producing

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                           CMC INTERNATIONAL STOCK FUND
                           A Portfolio of CMC Fund Trust
                              SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
OCTOBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
COMMON STOCKS (85.5%)
  AUSTRALIA (0.6%)
      NEWS CORPORATION LTD., THE, ADR (MEDIA)              3,500     $     95,594
                                                                     ------------
  BRAZIL (1.1%)
      CIA TECIDOS DO NORTE DE MINAS SA (TEXTILES)      1,100,000          165,987
                                                                     ------------
  CANADA (0.7%)
      SHAW COMMUNICATIONS, INC. (MEDIA)                    5,000          100,196
                                                                     ------------
  FINLAND (1.1%)
      FINNLINES OYJ (TRANSPORTATION)                       3,100          127,977
      HARTWALL OYJ ABP (SERIES A) (FOOD/BEVERAGES)         3,100           38,147
                                                                     ------------
                                                                          166,124
                                                                     ------------
  FRANCE (11.8%)
    * ALSTOM SA (ELECTRICAL EQUIPMENT)                     3,500           87,171
      AXA-UAP SA (INSURANCE)                               1,500          169,520
      BANQUE NATIONALE DE PARIS (BANKS)                    1,000           63,327
      CAP GEMINI SA ( BUSINESS SERVICES)                   1,200          180,317
      ESTABLISSEMENTS ECONOMIQUES DU CASION GUICHARD-
        PERRACHON SA (RETAIL)                              1,700          169,178
      ELF-AQUITAINE SA OIL)                                1,000          115,712
      FRANCE TELECOM SA, ADR (UTILITIES/COMMUNICATION)     3,300          232,031
      L'OREAL SA (HEALTH/PERSONAL CARE)                    1,500          110,242
      RENAULT SA (AUTOMOBILES)                             6,000          256,439
      SCHNEIDER SA (ELECTRICAL EQUIPMENT)                  1,800          106,830
      SODEXHO ALLIANCE SA (BUSINESS SERVICES)              1,200          233,009
      TOTAL SA, ADR (OIL)                                  1,600           93,600
                                                                     ------------
                                                                        1,817,376
                                                                     ------------
  GERMANY (6.6%)
      ALLIANZ AG (INSURANCE)                                 700          240,071
      IXOS SOFTWARE AG (BUSINESS SERVICES)                   500           54,342
      MANNESMANN AG (MACHINERY/CAPITAL SPENDING)           5,000          492,097
      VOLKSWAGEN AG (AUTOMOBILES)                          3,000          225,520
                                                                     ------------
                                                                        1,012,030
                                                                     ------------
   INDIA (3.5%)
       BANK OF BARODA LTD. (BANKS)                        74,000           92,590
       INFOSYS TECHNOLOGIES LTD. (BUSINESS SERVICES)       5,000          286,010
       MAHINDRA & MAHINDRA LTD. (AUTOMOBILES)             45,000          156,272
                                                                     ------------
                                                                          534,872
                                                                     ------------
   IRELAND (2.1%)
       BANK OF IRELAND PLC (BANKS)                         9,000          166,328
       IRISH LIFE PLC (INSURANCE)                         18,500          163,999
                                                                     ------------
                                                                          330,327
                                                                     ------------

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
OCTOBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
COMMON STOCKS (CONTINUED)
  ITALY (5.9%)
    * AEM S.P.A (UTILITIES/ELECTRIC & GAS)                75,000     $    102,093
      ALLEANZA ASSICURAZIONI S.P.A (INSURANCE)            13,200          162,764
      TELECOM ITALIA S.P.A, ADR
        (UTILITIES/COMMUNICATION)                          3,800          275,975
      UNICREDITO ITALIANO S.P.A (BANKS)                   67,500          362,593
                                                                     ------------
                                                                          903,425
                                                                     ------------
  JAPAN (12.5%)
      FAMILYMART CO., LTD. (RETAIL)                        3,000          152,154
      HIROSE ELECTRIC CO., LTD. (ELECTRONICS)              1,000           57,927
      MABUCHI MOTOR CO., LTD. (ELECTRICAL EQUIPMENT)       2,000          130,442
      NIDEC CORP. (ELECTRICAL EQUIPMENT)                   1,000           91,052
      NINTENDO CO., LTD. (ENTERTAINMENT/LEISURE)           2,000          169,232
      NIPPON TELEGRAPH & TELEPHONE CORP.
        (UTILITIES/COMMUNICATION)                             41          320,888
      NOMURA SECURITIES CO., LTD., THE
        (FINANCIAL SERVICES)                              20,000          151,039
      OLYMPUS OPTICAL CO., LTD. (ELECTRONICS)             20,000          205,962
      ROHM CO., LTD. (ELECTRONICS)                         1,000           88,392
      SHIMAMURA CO., LTD. (RETAIL)                         7,500          297,357
      SUMITOMO BANK LTD., THE (BANKS)                     15,000          147,391
      TOKIO MARINE & FIRE INSURANCE CO., LTD., THE
        (INSURANCE)                                       10,000          113,708
                                                                     ------------
                                                                        1,925,544
                                                                     ------------
  NETHERLANDS (7.5%)
      ABN AMRO HOLDING NV (BANKS)                          8,000          149,919
      AEGON NV (INSURANCE)                                 5,000          433,962
    * EQUANT NV (BUSINESS SERVICES)                       10,000          437,500
      LAURUS NV (RETAIL)                                   2,100           52,846
      VENDEX NV (RETAIL)                                   3,000           76,298
                                                                     ------------
                                                                        1,150,525
                                                                     ------------
   SPAIN (5.7%)
       AZKOYEN SA DIVERSIFIED CONSUMER MANUFACTURING)      1,100          148,105
       BANCO BILBAO VIZCAYA SA (BANKS)                     6,000           80,785
       METROVACESA SA (REAL ESTATE)                        7,000          199,659
       TELEFONICA DE ESPANA SA, ADR
         (UTILITIES/COMMUNICATION)                         1,500          205,406
     * TELEPIZZA SA (RESTAURANTS)                         30,000          244,480
                                                                     ------------
                                                                          878,435
                                                                     ------------
  SWEDEN (2.6%)
      ASSA ABLOY AB (CLASS B)
        (DIVERSIFIED INDS./MANUFACTURING)                  2,700          107,422
      MUNTERS AB (DIVERSIFIED CONSUMER MANUFACTURING)     17,400          120,202
      SKANDIA INSURANCE CO., LTD. (INSURANCE)             14,000          178,204
                                                                     ------------
                                                                          405,828
                                                                     ------------

--------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
COMMON STOCKS (CONTINUED)
  SWITZERLAND (4.7%)
    * GRETAG IMAGING GROUP (REGISTERED)
      (MACHINERY/CAPITAL SPENDING)                         1,100     $     99,920
      NOVARTIS AG (BEARER) (PHARMACEUTICALS)                 180          324,084
    * SAIA-BURGESS ELECTRONICS AG (REGISTERED)
      (ELECTRONICS)                                          500          121,114
      ZURICH ALLIED AG (REGISTERED) (INSURANCE)              300          182,336
                                                                     ------------
                                                                          727,454
                                                                     ------------
  THAILAND (1.4%)
    * BANGKOK BANK PUBLIC CO., LTD.
      (FOREIGN) (BANKS)                                   75,000          114,305
    * THAI FARMERS BANK PUBLIC CO., LTD.
      (FOREIGN) (BANKS)                                   76,000           96,179
                                                                     ------------
                                                                          210,484
                                                                     ------------
  UNITED KINGDOM (17.3%)
      BRITISH AEROSPACE PLC (AEROSPACE/DEFENSE)           30,000          223,321
      BRITISH PETROLEUM CO. PLC (OIL)                      8,500          124,841
      BRITISH TELECOMMUNICATIONS PLC
        (UTILITIES/COMMUNICATION)                         16,500          213,324
      COMPASS GROUP PLC (ENTERTAINMENT/LEISURE)           21,000          212,771
      GLAXO WELLCOME PLC (PHARMACEUTICALS)                 7,200          223,794
      GRANADA GROUP PLC (ENTERTAINMENT/LEISURE)            9,000          135,726
      HAYS PLC (BUSINESS SERVICES)                        14,000          206,440
      MISYS PLC (BUSINESS SERVICES)                       18,500          129,815
      PEARSON PLC (MEDIA)                                 13,000          226,855
      ROBERT WALTERS PLC (BUSINESS SERVICES)              18,000           81,390
      SELECT APPOINTMENTS HOLDINGS PLC
        (BUSINESS SERVICES)                               16,000          141,211
      SMITHKLINE BEECHAM PLC (PHARMACEUTICALS)            18,061          225,944
      VODAFONE GROUP PLC (UTILITIES/COMMUNICATION)        25,134          336,736
      WPP GROUP PLC (MEDIA)                               35,000          174,085
                                                                     ------------
                                                                        2,656,253
                                                                     ------------
  UNITED STATES (0.4%)
      FREEPORT-MCMORAN COPPER & GOLD, INC. (CLASS B)
      (MINING-METAL/MINERALS)                              5,500           67,719
                                                                     ------------
      TOTAL COMMON STOCKS
            (COST $11,333,660)                                         13,148,173
                                                                     ------------

PREFERRED STOCKS (1.7%)
  BRAZIL (0.0%)
      EMPRESA NACIONAL DE COMERCIO REDITO E
        PARTICIPACOES SA (TEXTILES)                    1,000,000            1,341
                                                                     ------------
  GERMANY (1.7%)
      PORSCHE AG (AUTOMOBILES)                               150          265,370

-------------------------------------------------------------------------------
                          CMC INTERNATIONAL STOCK FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
OCTOBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL
                                                       AMOUNT         VALUE (1)
                                                       ----------    ------------
      TOTAL PREFERRED STOCKS
        (COST $170,498)                                                   266,711
                                                                     ------------
      TOTAL INVESTMENTS, EXCLUDING TEMPORARY
        INVESTMENTS (COST $11,504,158)                               $ 13,414,884
                                                                     ------------

REPURCHASE AGREEMENTS (7.2%)
  GOLDMAN SACHS CORP.
      5.222% DATED 10/30/1998,
      DUE 11/02/1998 IN THE
      AMOUNT OF $700,293.
      COLLATERALIZED BY U.S. TREASURY BONDS
      6.000% TO 12.375% DUE
      05/l5/2004 TO 02/l5/2026 &
      U.S. TREASURY NOTES
      5.500% TO 8.3750% DUE
      02/28/1999 TO 02/15/2007.                       $  700,193          700,193
                                                                     ------------
  J.P. MORGAN SECURITIES, INC.
      5.374% DATED 10/30/1998,
      DUE 11/02/1998 IN THE
      AMOUNT OF $400,059.
      COLLATERALIZED BY U.S. TREASURY BONDS
      11.750% DUE 11/15/2014 &
      U.S. TREASURY NOTES
      5.875% TO 8.875% DUE
      02/15/1999 TO 08/31/2009                           400,000          400,000
                                                                     ------------
      TOTAL REPURCHASE AGREEMENTS
        (COST $1,100,193)                                               1,100,193
                                                                     ------------

TOTAL INVESTMENTS (94.4%)
  (COST $12,604,351)                                                   14,515,077

CASH AND RECEIVABLES LESS LIABILITIES (5.6%)                              861,951
                                                                     ------------

NET ASSETS (100%)                                                    $ 15,377,028
                                                                     ============

(1)  See Note 1 of Notes to Financial Statements.
*    Non-Income Producing

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 1998

                                                                         CMC Small        CMC International
                                                                          Cap Fund           Stock Fund
                                                                        -------------     -----------------
ASSETS:
  Investments at identified cost ...............................        $ 223,072,984     $  11,504,158
----------------------------------------------------------------        -------------     -------------

  Investments at value (Notes 1 and 2) .........................        $ 236,961,007     $  13,414,884
  Temporary cash investments, at cost (Note 1) .................           32,279,171         1,100,193
  Cash .........................................................                                 55,267
  Cash denominated in foreign currencies
    (cost $538,257) (Note 1) ...................................                                537,064
  Receivable for:
    Interest ...................................................              164,524             3,695
    Dividends ..................................................               10,756            60,152
    Investments sold ...........................................            1,634,323           253,919
    Capital stock sold .........................................            4,654,968
                                                                        -------------     -------------
    Total assets ...............................................          275,704,749        15,425,174
                                                                        -------------     -------------
LIABILITIES:
  Payable for:
    Capital stock redeemed .....................................               71,280
    Dividends and distributions ................................            1,438,243
    Investments purchased ......................................            6,207,678
    Investment management fee (Note 4) .........................              148,423             9,252
    Accrued expenses ...........................................               49,962            38,894
                                                                        -------------     -------------
    Total liabilities ..........................................            7,915,586            48,146
                                                                        -------------     -------------
  Net assets applicable to outstanding shares ..................        $ 267,789,163     $  15,377,028
                                                                        =============     =============

  Net assets consist of:
    Unrealized appreciation on:
      Investments ..............................................        $  13,888,023     $   1,910,726
      Translation of assets and liabilities in foreign currencies                                 1,615
    Undistributed net realized loss from:
      Investments ..............................................           (2,739,543)          (13,430)
    Capital paid in (Note 3) ...................................          256,640,683        13,478,117
                                                                        -------------     -------------
                                                                        $ 267,789,163     $  15,377,028
                                                                        =============     =============

Shares of capitai stock outstanding (Note 3) ...................            6,723,234         1,226,288
                                                                        =============     =============
Net asset value, offering and
  redemption price per share (1) ...............................        $       39.83     $       12.54
                                                                        =============     =============

(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                            STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
Fiscal Year Ended October 31, 1998

                                                                         CMC Small        CMC International
                                                                          Cap Fund           Stock Fund
                                                                        -------------     -----------------
INVESTMENT INCOME:
  Income:
    Interest ...................................................        $   1,358,170     $     222,327
    Dividends ..................................................              503,240           711,007
    Foreign taxes withheld (net of reclaims) ...................                                (90,994)
                                                                        -------------     -------------
    Total income ...............................................            1,861,410           842,340
                                                                        -------------     -------------
  Expenses:
    Investment management fees (Note 4) ........................            2,429,552           395,072
    Shareholder servicing costs (Note 4) .......................               18,213            18,000
    Financial information and subscriptions ....................                   63             7,769
    Accounting services ........................................                1,632            29,555
    Custodian fees .............................................               12,846            26,045
    Bank transaction and checking fees .........................               20,355            24,874
    Registration fees ..........................................                  134               627
    Auditing fees ..............................................               23,086            30,807
    Legal, insurance and other .................................               24,873             2,361
                                                                        -------------     -------------
      Total expenses ...........................................            2,530,754           535,110
                                                                        -------------     -------------
    Net investment income (loss) (Note 1) ......................             (669,344)          307,230
                                                                        -------------     -------------

Realized gain (loss) and unrealized appreciation (depreciation)
  from investments and foreign currency transactions:
    Net realized gain(loss) from:
      Investments (Note 2) .....................................           29,537,972        10,857,469
      Futures contracts (Notes 1 and 2) ........................            1,770,502
      Foreign currency transactions (Note 1) ...................                               (691,668)
                                                                        -------------     -------------

        Net realized gain ......................................           31,308,474        10,165,801
                                                                        -------------     -------------

    Net unrealized appreciation (depreciation) on:
      Investments (Note 1) .....................................          (61,700,383)       (4,831,185)
      Translation of assets and liabilities in foreign currencies
        (Note 1)                                                                                 77,019
                                                                        -------------     -------------

      Net unrealized depreciation during the period ............          (61,700,383)       (4,754,166)
                                                                        -------------     -------------

    Net gain (loss) on investment and foreign currency transactions
      (Note 1)                                                            (30,391,909)        5,411,635
                                                                        -------------     -------------
    Net increase (decrease) in net assets resulting from operations     $ (31,061,253)    $   5,718,865
                                                                        =============     =============

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
Fiscal Year Ended October 31,

                                                          CMC Small                     CMC International
                                                          Cap Fund                          Stock Fund
                                                 ---------------------------     ---------------------------
                                                     1998           1997             1998           1997
     .......................................     ------------   ------------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations
    Net investment income (loss) ...........     $   (669,344)  $   (374,369)    $    307,230   $    785,646
    Net realized gain (loss) from:
      Investments (Note 2) .................       29,537,972     93,042,443       10,857,469     12,101,115
      Futures contracts (Notes 1 and 2).....        1,770,502
      Foreign currency transactions (Note 1)                                         (691,668)       (59,471)
    Change in net unrealized appreciation
      (depreciation) on:
    Investments ............................      (61,700,383)    15,392,662       (4,831,185)       (43,839)
    Translation of assets and liabilities
    in foreign currencies (Note 1 ) ........                                           77,019        (44,564)
                                                 ------------   ------------     ------------   ------------
    Net increase (decrease) in net
      assets resulting from operations .....      (31,061,253)   108,060,736        5,718,865     12,738,887
    Distributions to shareholders:
      From net investment income ...........                                                        (764,742)
      From net realized gain from
        investment transactions ............      (31,308,474)   (92,831,342)     (10,805,915)    (9,756,639)
    In excess of net realized gain
      from investment transactions .........       (1,826,187)*
    Capital share transactions, net (Note 3)     (189,785,414)   (15,866,910)     (61,006,570)     5,711,074
                                                 ------------   ------------     ------------   ------------
      Net increase (decrease)
        in net assets ......................     (253,981,328)      (637,516)     (66,093,620)     7,928,580

NET ASSETS:
  Beginning of period ......................      521,770,491    522,408,007       81,470,648     73,542,068
                                                 ------------   ------------     ------------   ------------

  End of period (1) ........................     $267,789,163   $521,770,491     $ 15,377,028   $ 81,470,648
                                                 ============   ============     ============   ============
*    On a tax basis, there was no return of capital.

     The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1.  Significant accounting policies:

     CMC Small Cap Fund and CMC International Stock Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established two other portfolios, CMC High Yield Fund and CMC Short Term Bond Fund, neither of which are included in these financial statements. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Funds for the preparation of their financial statements in conformity with generally accepted accounting principles.

     Investment valuation - The values of the Funds' investments are based on the last sale prices reported by the principal securities exchanges on which the investments are traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Temporary investments in short-term securities, principally repurchase agreements, are valued at cost, which approximates market.

     Futures contracts - The CMC Small Cap Fund occasionally utilizes futures contracts to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities, or any other portfolio asset as permitted by the Securities and Exchange Commission rules and regulations, equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as the "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the gain or loss is reclassified to realized. Using financial futures contracts involves various market risks. The Fund seeks to reduce these risks by investing in financial futures contracts solely for hedging purposes and not for leverage. However, imperfect correlation's between financial futures and the instruments being hedged or market disruptions do not normally permit full control of these risks at all times. CMC Small Cap Fund had no outstanding futures contracts on October 31, 1998.

     Forward foreign currency exchange contracts - The CMC International Stock Fund enters into forward foreign currency exchange contracts to hedge certain portfolio securities denominated in foreign currencies. Forward contracts are recorded at market value. The CMC International Stock Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the increase (resulting from a change in exchange rates) in value of the securities denominated in that currency. Net realized loss arising from forward contracts amounted to $338,426 and is included in net realized loss from foreign currency transactions. CMC International Stock Fund had no outstanding forward contracts on October 31, 1998.

     Foreign currency translations - The books and records of the CMC International Stock Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets, and liabilities at the daily rates of exchange on the valuation date, and
          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.  Significant accounting policies (Continued):

     The CMC International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign currency gains or losses arise from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the CMC International Stock Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

     Shareholder distributions - The Funds distribute net investment income twice a year and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales and passive foreign investment companies.

     Use of estimates - The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income taxes - The Funds have made no provision for federal income taxes on net investment income or net realized gains from sales of securities, since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve them from substantially all federal income taxes.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs.

     The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

2.  Investment transactions:

     Aggregate purchases, sales and maturities, net realized gain and unrealized appreciation of investments, excluding temporary cash investments, as of and for the fiscal year ended October 31, 1998 were as follows:

                                                                         CMC Small        CMC International
                                                                          Cap Fund           Stock Fund
                                                                        -------------     -----------------
Purchases:
  Investment securities other than U.S. Government obligations......    $480,514,416        $ 24,562,910
  Futures contracts.................................................      51,399,497
                                                                        ------------        ------------

       Total purchases..............................................    $531,913,913        $ 24,562,910
                                                                        ============        ============

Sales and Maturities:
  Investment securities other than U.S. Government obligations......    $703,510,056        $ 92,797,462
  Futures contracts.................................................      51,399,497
                                                                        ------------        ------------
       Total sales and maturities...................................    $754,909,553        $ 92,797,462
                                                                        ============        ============

Net Realized Gain:
  Investment securities other than U.S. Government obligations......    $ 29,537,972        $ 10,857,469
  Futures contracts.................................................       1,770,502
                                                                        ------------        ------------
       Total net realized gain......................................    $ 31,308,474        $ 10,857,469
                                                                        ============        ============


Unrealized Appreciation (Depreciation) as of October 31, 1998:
  Appreciation .....................................................    $ 28,586,130        $  3,468,092
  Depreciation .....................................................     (14,698,107)         (1,557,366)
                                                                        ------------        ------------
    Net unrealized appreciation ....................................    $ 13,888,023        $  1,910,726
                                                                        ============        ============

Unrealized Appreciation (Depreciation) for federal
  income tax purposes as of October 31, 1998:
  Appreciation .....................................................    $ 27,558,572        $  3,468,092
  Depreciation .....................................................     (16,793,478)         (1,573,932)
                                                                        ------------        ------------
    Net unrealized appreciation ....................................    $ 10,765,094        $  1,894,160
                                                                        ============        ============

For federal income tax purposes, the cost of investments
owned at October 31, 1998 ..........................................    $226,195,913        $ 11,520,724
                                                                        ============        ============

The net realized gain for CMC Small Cap Fund includes proceeds of $1,770,502 from futures contacts and $925,298 from shareholder class action suits related to securities held by the Fund.

-------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

3.  Capital Stock:                                          CMC Small                          CMC International
                                                            Cap Fund                               Stock Fund
                                              ----------------   ----------------     ----------------   ----------------
                                                 Fiscal Year        Fiscal Year          Fiscal Year        Fiscal Year
                                                    Ended             Ended                 Ended             Ended
                                              October 31, 1998   October 31, 1997     October 31, 1998   October 31, 1997
                                              ----------------   ----------------     ----------------   ----------------
Shares:
  Shares sold...........................             3,526,101          2,075,132              140,622            492,558
  Shares issued for reinvestment
    of dividends........................               795,793          1,635,550              861,716            242,655
                                               ---------------   ----------------     ----------------   ----------------
                                                     4,321,894          3,710,682            1,002,338            735,213
  Less shares redeemed..................            (7,189,299)        (4,158,883)          (1,683,481)          (559,687)
                                               ---------------   ----------------     ----------------   ----------------

  Net increase (decrease) in shares.....            (2,867,405)          (448,201)            (681,143)           175,526
                                              ================   ================     ================   ================

Amounts:
  Sales ................................      $    166,362,699   $    119,268,120     $      6,648,396   $     23,076,473
  Reinvestment of dividends ............            31,696,418         88,973,947           10,805,915         10,363,810
                                               ---------------   ----------------     ----------------   ----------------
                                                   198,059,117        208,242,067           17,454,311         33,440,283
  Less redemptions .....................          (387,844,531)      (224,108,977)         (78,460,881)       (27,729,209)
                                               ---------------   ----------------     ----------------   ----------------

  Net increase (decrease) ..............      $   (189,785,414)  $    (15,866,910)    $    (61,006,570)  $      5,711,074
                                              ================   ================     ================   ================

  Capital stock authorized (shares)                100,000,000                             100,000,000

4.  Transactions with affiliates and related parties:
                                                                         CMC Small        CMC International
                                                                          Cap Fund           Stock Fund
                                                                        -------------     -----------------
Investment management fees incurred .................................   $   2,429,552       $    395,072

Investment management fee computation basis
  (percentage of daily net assets per annum) ........................       0.75 of 1%         0.75 of 1%

Transfer agent fee (included in shareholder servicing costs)            $      18,000       $     18,000

Fees earned by trustees not affiliated with the Fund's investment
  adviser or transfer agent (included in other expenses) ............   $      14,145       $      2,217


The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC. The transfer agent is compensated based on a per account fee or a minimum of $1,500 per month. The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees of CMC Fund Trust (the Trust).

On December 10, 1997, CMC, CTC and certain of their affiliates were acquired by Fleet Financial Group, Inc. (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956. Prior to that date, certain officers and trustees of the Trust were also officers and directors of CMC and CTC. Those individuals did not receive any compensation or other payment from the Trust. Following the transaction and as a result of federal banking regulations, no officers or trustees of the Trust are officers or directors of CMC or CTC. J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet, but received no compensation or other payments from the Trust.

Report of Independent Accountants


To the Shareholders and Trustees of CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Small Cap Fund and CMC International Stock Fund, two of the portfolios of CMC Fund Trust (the Funds), investment companies, at October 31, 1998, and the results of each Fund's operations and the changes in its net assets for the years ended October 31, 1998 and 1997, and the financial highlights for the periods presented therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
December 4, 1998

                                                                      Part A-II

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                [GRAPHIC OMITTED]

                                    Columbia


                               CMC HIGH YIELD FUND





     CMC High Yield Fund (the "Fund") is a portfolio of CMC Fund Trust seeking to provide investors a high level of current income by investing in below-investment grade securities, commonly known as "junk bonds."















         As with all mutual funds, the Securities and Exchange Commission has not stated that the information in this Prospectus is accurate or complete, nor has it approved or disapproved the Fund for investment merit. It is a criminal offense to state otherwise.




                                December 24, 1998

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


Risk/Return Summary............................................       2
     Goal......................................................       2
     Strategy..................................................       2
     Risk Factors..............................................       3
     Historical Performance....................................       5
     Expenses..................................................       6
Financial Highlights...........................................       7
Management.....................................................       7
Information About Your Investment..............................       8
     Your Account..............................................       8
          Buying Shares........................................       8
          Selling Shares.......................................       9
     Distribution and Taxes....................................       9
          Income and Capital Gains Distributions...............       9
          Tax Effect of Distributions and Transactions.........      10
More About the Fund............................................      11
     Investment Strategy.......................................      11
     Other Risks...............................................      12
          Zero-Coupon Securities...............................      12
          Year 2000............................................      12
For More Information...........................................      13

-------------------------------------------------------------------------------
RISK/RETURN SUMMARY
-------------------------------------------------------------------------------


GOAL
----

What are the Fund's Investment Goals?

          The Fund seeks to provide investors a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

          The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or BB or B by Standard and Poor's Corporation ("S&P"). The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

          -----------------------------------------------------------
          By concentrating on corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, the Fund intends to invest primarily in "upper tier" non-investment grade securities. By emphasizing the "upper tier" of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader "junk bond" market. A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
          -----------------------------------------------------------


          In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser") conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the Adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental research to identify attractive individual securities within the targeted industries and market sectors.

          This investment strategy is intended to give CMC a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?


          The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could cause the value of your investment to go down and impact the total return you receive on your investment.


          INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

          -----------------------------------------------------------
          When interest rates go up, the value of the Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of the Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
         -----------------------------------------------------------

     The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the bonds in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

          CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Generally, higher yielding bonds, such as those purchased by the Fund, are subject to greater credit risk than higher quality, lower yielding bonds. High yield bonds may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. Since the price of a high yield bond is generally very sensitive to the financial conditions of the issuer, the market for high yield bonds can behave more like the equity market. Adverse changes in economic conditions, an issuer's financial condition, and increases in interest rates may negatively affect the market for lower-rated debt securities, more than higher-rated debt securities. In addition, the secondary markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities, which may limit the ability of the Fund to sell lower-rated securities at their expected value.

          You could lose money as a result of your investment in the Fund and the Fund could under perform other investments as a result of the above risks. You should invest in this Fund only if you are willing to accept significant fluctuations in the value of your investment in exchange for the opportunity to achieve a high level of current income. An investment in this Fund should be part of a balanced investment program.

          See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.


HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?


          The bar chart and table below illustrate the Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index, a widely recognized unmanaged index representing the average market-weighted performance of U.S. Treasury and aggregate securities, investment grade corporate bonds, and mortgage-backed securities with maturities greater than one year. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

     Year-By-Year Total Return As Of 12/31 Each Year

Graphic bar chart depicting "Year-By-Year Total Return as of 12/31 Each Year":

          Year                Total Return Percentage
          ----                -----------------------
          1995                19.86%
          1996                 9.70%
          1997                12.12%


     Best Quarter:                      2Q '95          5.72%
     Worst Quarter:                     4Q '96          0.08%
     --------------------------------   ------------    ------------

     Average Annual Total Returns As Of 12/31/97
                                                        Inception
                                         1 Year         (7/6/94)
     ---------------------------------   ------------   ----------------
     CMC High Yield Fund                  12.12%         12.10%
     Lehman Aggregate Bond Index           9.32%          9.21%

         The Fund's year-to-date total return as of 9/30/98 was 4.25%.


EXPENSES
--------

What expenses do I pay as an investor in the Fund?

          The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.


          ---------------------------------------------------------------
          The fund has no sales charge (load) or 12b-1 distribution fees.
          ---------------------------------------------------------------

          Fee Table

          Shareholder transaction fees                          None

          Annual Fund Operating Expenses (expenses that are paid out of Fund assets)


               Management Fees                                  0.40%
               Distribution and/or Service (12b-1) Fees         None
               Other Expenses                                   0.05%

                    Total Fund Operating Expenses               0.45%


-------------------------------------------------------------------------------

          Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


              1 Year          3 Years          5 Years          10 Years
              ------          -------          -------          --------
                $46             $144             $252             $567


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."


                                                                  Fiscal Year Ended October 31,
                                                                  -----------------------------
                                                      1998        1997        1996        1995        1994(1)
                                                     ------      ------      ------      ------      ------
Net Asset Value, Beginning of Period .............   $36.85      $35.95      $36.24      $34.48      $35.00
Income From Investment Operations:
Net Investment Income ............................     3.03        3.18        3.23        3.31        0.94
Net Gains or Losses on Securities
   (both realized and unrealized).................    (0.85)       1.28        0.10        2.11       (0.52)
     Total From Investment Operations.............     2.18        4.46        3.33        5.42        0.42

Less Distributions:
Dividends (from net investment income)............    (3.03)      (3.18)      (3.23)      (3.31)      (0.94)
Distributions (from capital gains)................    (0.21)      (0.38)      (0.39)      (0.35)
     Total Distributions..........................    (3.24)      (3.56)      (3.62)      (3.66)      (0.94)

Net Asset Value, End of Period....................   $35.79      $36.85      $35.95      $36.24      $34.48


Total Return......................................     6.00%      12.90%       9.61%      16.49%       1.21%(2)


Ratios/Supplemental Data
Net Assets, End of Period (in thousands).......... $263,912    $119,196     $69,614     $42,192      $9,602
Ratio of Expenses to Average Net Assets...........     0.45%       0.45%       0.50%       0.54%       0.54%
Ratio of Net Income to Average Net
   Assets ........................................     8.28%       8.60%       8.90%       9.36%       9.86%
Portfolio Turnover Rate...........................    70.56%      68.96%      56.06%      45.64%      72.67%


(1)  From inception of operations on July 6, 1994. Ratios and portfolio turnover rates are annualized.
(2)  Not annualized.

-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

     The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or Adviser). CMC has acted as an investment adviser since 1969.

     The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 1998, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.40%.


     CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries and market sectors. Mr. Jeffrey L. Rippey, a Vice President of CMC and a Chartered Financial Analyst, has, since inception of the Fund (July 1994), had responsibility for implementing, on a daily basis, the investment strategies developed for the Fund. Mr. Rippey joined the Adviser in 1981 as a portfolio analyst and member of the investment team.



-------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
-------------------------------------------------------------------------------

YOUR ACCOUNT
------------

     Buying Shares
     -------------

          The Fund enables clients of CMC to invest in a diversified portfolio of lower-rated fixed income securities in a pooled environment, rather than purchasing securities on an individual basis.

          If you want to invest in the Fund, contact your CMC representative at 1-800-547-1037. In addition, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, may approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, and subject to limitations imposed by the independent fiduciary.

          -----------------------------------------------------------
          If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
         -----------------------------------------------------------

          The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.


          The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. The Fund constantly monitors the prices received from market makers and its pricing service and, at times, will manually price its securities using procedures established by and under the general supervision of the Fund's Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.


          Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     Selling Shares
     --------------

          You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

          The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

DISTRIBUTION AND TAXES
----------------------

          Income and Capital Gains Distributions
          --------------------------------------

          Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the

     Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in October. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

     Tax Effect of Distributions and Transactions
     --------------------------------------------

          The dividends and distributions of the Fund are taxable to most investors unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

-------------------------------------------------------------------------------

          Taxability of Distributions

          Type of                      Tax Rate for             Tax Rate for 28%
          Distribution                 15% Bracket              Bracket or Higher
          ------------                 ------------             -----------------

          Income Dividends             Ordinary Income Rate     Ordinary Income Rate

          Short Term Capital Gains     Ordinary Income Rate     Ordinary Income Rate

          Long Term Capital Gains      10%                      20%

-------------------------------------------------------------------------------

          The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

          The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

          -----------------------------------------------------------
          Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.
          -----------------------------------------------------------

-------------------------------------------------------------------------------
MORE ABOUT THE FUND
-------------------------------------------------------------------------------

INVESTMENT STRATEGY


     In selecting investments, and to supplement the credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis, supplemented by a bottom up company analysis. Top down analysis begins with an overall evaluation of the investment environment, which allows the Adviser to determine specific industries and market sectors within those industries, and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:


     o    economic growth
     o    inflation
     o    interest rates
     o    federal reserve policy
     o    corporate profits
     o    demographics
     o    money flows

     Once individual sectors, types of instruments and markets have been identified, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of:

     o    a company's financial condition
     o    quality of management
     o    industry dynamics
     o    earnings growth and profit margins
     o    sales trends
     o    potential for new product development
     o    financial ratios
     o    investment in research and development


     By utilizing this investment strategy the Adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.


     Although under normal market conditions the Fund will invest at least 80% of its total assets in high yielding corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic or political conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

OTHER RISKS
-----------


     In addition to the certain risks stated in the "RISK/RETURN SUMMARY" in this Prospectus, there are other risks of investing in the Fund such as:

     Zero-Coupon Securities
     ----------------------

          The Fund may invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security does not pay periodic interest. Instead, the issuer sells the security at a substantial discount from its stated value at maturity. The interest equivalent received by the investor from holding this security to maturity is the difference between the stated maturity value and the purchase price. The Fund accrues taxable income on zero-coupon securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


     Year 2000
     ---------

          Many of the services provided to the Funds by the Adviser and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000. CMC does not expect the costs related to the Year 2000 problem to be substantial to the Fund since those costs are borne by CMC and the Fund's other outside service providers and not directly by the Fund.

-------------------------------------------------------------------------------
FOR MORE INFORMATION
-------------------------------------------------------------------------------

     You can find additional information on the Fund's structure and its performance in the following documents:

     o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

     o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountants' report.

     A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated by reference in (is legally part of) this Prospectus.

     A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report without charge, or to make inquiries of the Fund, you may contact:

               CMC Fund Trust
               1300 S.W. Sixth Avenue
               Portland, Oregon  97201
               Telephone:  1-800-547-1037.


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov.

SEC file number:  811-5857

                                                                      Part B-II
                                                    Reg. Nos. 33-30394/811-5857
===============================================================================
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
===============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                              1300 SW Sixth Avenue
                                   PO Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC High Yield Fund (the "Fund").


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 24, 1998 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

                                TABLE OF CONTENTS


Description of the Fund.......................................................2
Management...................................................................17
Investment Advisory and Other Fees Paid to Affiliates........................19
Portfolio Transactions.......................................................20
Capital Stock and Other Securities...........................................22
Purchase, Redemption and Pricing of Shares...................................23
Custodians...................................................................23
Independent Accountants......................................................25
Taxes........................................................................26
Yield and Performance........................................................29
Financial Statements.........................................................31

                                December 24, 1998

-------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
-------------------------------------------------------------------------------


     The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are four portfolios established under the Trust: the Fund, CMC Short Term Bond Fund, CMC Small Cap Fund, and CMC International Stock Fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser to the Fund is Columbia Management Co. (the "Adviser").


INVESTMENT OBJECTIVE, POLICIES AND RISK
---------------------------------------


     The Fund's primary investment objective is to provide shareholders with a high level of current income. The Fund's objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

     To achieve its investment objective, the Fund generally will invest at least 80% of its total assets in high yielding corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or BB or B by Standard and Poor's Corporation ("S&P"). The Fund may not invest in any fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of its total assets in corporate debt obligations rated Caa or CCC. The Fund may also invest in unrated securities when it believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated Ba or less by Moody's or BB or less by S&P, commonly referred to as "junk bonds," are considered noninvestment grade securities, subject to a high degree of risk, and considered speculative by the major credit rating agencies with respect to the issuer's ability to meet principal and interest payments. The Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value. The Fund should represent only a portion of a balanced investment program. See the Prospectus "RISK/RETURN SUMMARY, Risk Factors," for a description of the principal risks of investing in lower-rated securities. Bond ratings are described below under "INVESTMENTS IN THE FUND."


     The securities ratings by Moody's and S&P are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor the Adviser relies on in evaluating lower-rated fixed income securities. The analysis by the Adviser of a lower-rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. Because of the number of investment considerations involved in investing in lower-rated securities, achievement of the Fund's investment objective may be more dependent upon the Adviser's credit analysis than is the case with investing in higher quality debt securities.

     There are no limitations on the dollar weighted average maturity of the Fund's portfolio. Although a substantial portion of the lower-rated debt securities that may be purchased by the Fund have maturities ranging from less than one year to 10 years, the Fund may also purchase securities with maturities of up to 30 years. Securities will be selected on the basis of the Fund's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates generally will be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized capital gains and losses than would be the case if the Fund generally held all securities to maturity.

     Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity.

     An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the Fund's securities to pay principal and interest, meet projected business goals, and obtain additional financing than issuers of higher-rated securities. These circumstances also may result in a higher incidence of defaults compared to higher-rated securities. In addition to general economic conditions, the price of a lower-rated debt security is more sensitive to the financial condition of the issuer than is the case with higher-rated debt securities. Consequently, the market for lower-rated bonds often behaves more like the market for equity securities. Adverse changes in economic conditions or an issuer's financial condition and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in shares of a fund that invests primarily in higher-rated debt securities.

     The markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method the Board of Trustees believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than it does in valuing securities for which more extensive quotations and last sale information are available.


INVESTMENTS HELD BY THE FUND
----------------------------


     In addition to corporate debt obligations such as bonds, debentures and notes, securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Securities Rating Agencies
--------------------------

     The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

     Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

Government Securities
---------------------

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for

Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------


     The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.


     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

     The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

     The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Options and Financial Futures Transactions
------------------------------------------

     The Fund may invest up to 5 percent of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Fund may only write call options that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund may write such options on up to 25 percent of its net assets.

     The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5 percent of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

     The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular options or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts resulting from market movements not anticipated by the investment adviser; and (e) possible need to defer closing out certain options or futures contracts to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Code.

Foreign Securities
------------------

     The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

     The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

     No illiquid securities will be acquired by the Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Convertible Securities and Warrants
-----------------------------------

     The Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may also acquire common stock in the following circumstances: in connection with the purchase of a unit of securities that include both fixed income securities and common stock; when fixed income securities held by the Fund are converted by the issuer into common stock; upon the exercise of warrants attached to fixed income securities held by the Fund; and if purchased in the context of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Fund in these circumstances may be held by the Fund to permit an orderly disposition or to establish long term holding periods for income tax purposes.

-------------------------------------------------------------------------------
Temporary Investments
---------------------

     When, as a result of market conditions, the Fund determines a temporary defensive position is warranted to help preserve capital, the Fund may, without limit, temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of providing investors a high level of current income.
-------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
-----------------------


     The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investments in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.


The Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may invest up to 25 percent of the value of its total assets in any one industry and more than 25 percent of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the Adviser.

     3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUND, INVESTMENTS IN THE FUND" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

     9. Purchase securities of other open-end investment companies.

     10. Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14. Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

     17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.


-------------------------------------------------------------------------------
                                   MANAGEMENT
-------------------------------------------------------------------------------

     The Fund is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Small Cap Fund, Inc. since August 1996; Columbia Real Estate Equity Fund, Inc. since April 1994; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal

Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.


J. JERRY INSKEEP, JR.,* Age 61, Chairman, President, and Trustee of the Trust; Chairman, President, and Director of each of the Columbia Funds; Consultant with Fleet Financial Group, Inc. (since December 1997); formerly Chairman and a Director of Columbia Management Co., Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 66, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

THOMAS R. MACKENZIE, Age 71, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Founder and Director of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN, * Age 47, Secretary of the Trust and each of the Columbia Funds (since January 1998); attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH, Age 57, Trustee of the Trust; Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 100 S. W. Market Street, Portland, Oregon 97201.


     * Mr. Inskeep and Mr. Moorman are each an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Fund.

     The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1998.

                            Compensation        Total Compensation from the
Trustee                      From Trust          Trust and Columbia Funds
-------                     ------------        ----------------------------
Richard L.  Woolworth        $9,000.00                   $32,000.00
Thomas R. Mackenzie          $9,000.00                   $31,000.00
James C. George              $9,000.00                   $31,000.00

     At November 30, 1998, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:

                                                      Shares Beneficially Owned
Name and Address                                         at November 30, 1998
----------------                                      -------------------------

Legacy Fixed Income Investment Fund                   1,163,311         (14.68%)
Legacy Health Systems
Corporate Financial Administrative Services
1919 N.W. Lovejoy
Portland, OR  97209

Legacy Health Systems Employees                         776,739          (9.80%)
Retirement Plan-Fixed
Legacy Health Systems
1919 N.W. Lovejoy
Portland, OR  97209

Lumber Industry Pension Fund                            410,439          (5.18%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Locals 302 & 612 Operating Engineers                    409,244          (5.16%)
Employers Retirement Fund
Welfare & Pension Administration Services, Inc.
P.O. Box 34203
Seattle, WA  98124


--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

     The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Financial Group, Inc. ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1 percent of its daily net assets. Advisory fees paid by the Fund to the Adviser were $853,566, $354,620, and $214,819 for fiscal year 1998, fiscal year 1997, and fiscal year 1996, respectively.


     The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for fiscal 1998 under the transfer agent agreement relating to the Fund.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.


     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction. No brokerage commissions were paid by the Fund during the last three fiscal years.


     The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms.

     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliates, including Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund, and the other portfolios of the Trust and other accounts will be made on an equitable basis.


     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, and CMC Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

     Shareholders of the Fund are investment advisory clients of the Adviser. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------


     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or
(4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in
(2) or (3) exist. The New York Stock Exchange observes the following holidays:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940

(the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------


     The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding. The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.


     Certain fixed income securities for which daily market quotations are not readily available, or for which the Adviser believes do not accurately value the security in question, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------


     U S Bank N.A., 321 SW Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). Chase Manhattan Bank ("Chase" or a "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     The Fund may purchase zero coupon bonds and payment-in-kind ("PIK") bonds. With respect to zero coupon bonds, the Fund recognizes original-issue-discount income ratably over the life of the bond even though the Fund receives no payments on the bond until the bond matures. With respect to PIK bonds, the Fund recognizes interest income equal to the fair market value of the bonds distributed as interest. Because the Fund must distribute 90 percent of its income to remain qualified as a registered investment company, the Fund may need to use its cash reserves or be forced to liquidate a portion of its portfolio to generate cash to distribute to its shareholders with respect to original-issue-discount income from zero coupon bonds and interest income from PIK bonds.

     The Fund may invest up to 10 percent of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933 (the "1933 Act"), as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

     The foregoing summary of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                    6
                Yield = 2 [(a-b + 1)  -1]
                            ---
                            cd

            Where:  a =  dividends and interest earned during the period.

                    b =  expenses accrued for the period.

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.


     The Fund uses generally accepted accounting principles in determining its income, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30 day period ended October 31, 1998 was 8.56%.


     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           n
                     P(1+T)  =  ERV

            Where:   P       =  a hypothetical initial payment of $1000

                     T       =  average annual total return

                     n       =  number of years

                     ERV     =  ending redeemable value of a hypothetical
                                $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)

     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1998, the average annual return for the Fund for 1 year and since inception (July 6, 1994) was 6.0% and 10.67%.


     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance. These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

     The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

     The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

     The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The financial statements for the Fund for the fiscal year ended October 31, 1998, together with the Independent Accountant's Report of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference with this Statement of Additional Information.

                               CMC HIGH YIELD FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment discussion for the CMC High Yield Fund. For the fiscal year ending October 31, 1998, the Fund had a total return of 6.00%. This compares to a total return of -3.51% for the Lipper High Yield Bond Index, and 9.32% for the Lehman Aggregate Index over the same period.

After a strong start to the fiscal year, the high yield market struggled about halfway through the reporting period as investors became increasingly concerned about the impact of the Asian crisis on U.S. economic growth and corporate earnings. High yield bonds were also negatively impacted by the large supply of new deals brought to market. This environment prompted a flight to quality within the high yield market and increased the demand for junk bonds with higher credit ratings. This benefited Fund performance, thanks to our focus on higher quality issues in the high yield market. This strategy particularly paid off in the fourth fiscal quarter, as the demand for quality spread throughout the fixed income market, causing investors to seek refuge in U.S. Treasuries, eschewing all other types of bonds - especially junk bonds. While Treasuries outperformed all other types of bonds, the Fund's emphasis on higher quality junk bonds and non-cyclical industries, such as cable TV, health care, and food and beverage containers, helped it to outperform most of its peers.

In recent trading activity, we added to the telecommunications sector, increasing our positions in both Nextlink (0.7% of net assets) and Level 3 Communications, Inc. (1.1% of net assets). We also added to Lamar Advertising (2.0% of net assets) in the diversified media sector. Other new names to the portfolio include Ball Corp. (1.0% of net assets), a container company and Protection One (2.5% of net assets), a security monitoring company. Lastly, we trimmed holdings in the oil and gas sector with the sale of Kelly Oil & Gas.

Looking ahead, we believe that market events have combined to create a particularly favorable environment for junk bond funds right now:

o The yield advantage favoring high yield bonds is wider than average.
o Default rates in the high yield bond sector are below historical averages.
o The returns of high yield bonds are not highly correlated with the returns of other assets.
o High yield bonds tend to benefit from expanding economies, and the U.S. economy is projected to grow by approximately 2% in 1999.

For many, investing in higher quality junk bonds provides a way to increase the yield of a fixed income portfolio while adding an acceptable level of risk.

On October 31, 1998, the Fund had a duration of 4.76 years and an intermediate average maturity of 6 years. The Fund's top ten holdings as of October 31, 1998 were:

     Niagra Mohawk Power Corp. (3.1%)
     Westpoint Stevens, Inc. (2.7%)
     Protection One Alarm Monitor (2.5%)
     Adelphia Communications Company (2.4%)
     Hollinger International (2.4%)
     Unisys Corp. (2.4%)
     Federal Mogul Corp. (2.4%)
     Viacom, Inc. (2.3%)
     Flag Ltd. (2.3%)
     Comcast Corp. (2.3%)

In keeping with its conservative focus, the CMC High Yield Fund invests primarily in bonds rated BB or B by Moody's Investors Services, and continues to place great emphasis on thorough credit analysis and careful security selection.

As always, we appreciate your continuing investment in CMC High Yield Fund.

The Columbia Investment Team
December 14, 1998

                         YEAR 2000 READINESS DISCLOSURE
                         ------------------------------
Many of the services provided to the Fund by Columbia Management Co. (the "Adviser") and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000.

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($9,000-$16,000) of CMC High Yield Fund, Lipper High Yield Bond and Lehman Aggregate Bond for the period 7/6/94 to 10/31/98 to $15,464, $13,983, and $14,600, respectively:

                                              Average Annual Total Return
                                          1 Year              Since Inception
                                          ------              ---------------
CMC High Yield                             6.00%                    10.67%
Lipper Current High Yield                 -3.51%                     8.11%
Lehman Aggregate Bond                      9.32%                     9.21%

Past performance does not guarantee future results. Performance for CMC High Yield Fund and the Lehman Aggregate Index begin with the Fund's inception date on 7/6/94. Performance for the Lipper High Yield Bond Fund Index begins on 6/30/94. Total return performance is illustrated for the periods ended October 31, 1998. The Lehman Aggregate Bond Index represents average market-weighted performance of U.S. Treasury and aggregate securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Lipper High Yield Bond Fund Index reflects equally-weighted performance of the 30 largest mutual funds within its category.

-------------------------------------------------------------------------------
                              (CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
                  For a Share Outstanding Throughout the Period)
-------------------------------------------------------------------------------

                                                                        Fiscal Year Ended October 31,
                                                       ----------   ----------   ----------   ----------   ----------
                                                          1998         1997         1996         1995        1994(1)
                                                       ----------   ----------   ----------   ----------   ----------

Net asset value, beginning of period.............        $36.85       $35.95       $36.24       $34.48       $35.00
                                                       ----------   ----------   ----------   ----------   ----------
Income from investment operations:
  Net investment income..........................          3.03         3.18         3.23         3.31         0.94
  Net gains or losses on securities
    (both realized or unrealized)................         (0.85)        1.28         0.10         2.11        (0.52)
                                                       ----------   ----------   ----------    ---------   ----------
       Total from investment operations..........          2.18         4.46         3.33         5.42         0.42
                                                       ----------   ----------   ----------    ---------   ----------

Less distributions:
  Dividends (from net investment income).........         (3.03)       (3.18)       (3.23)       (3.31)       (0.94)
  Distributions (from capital gains).............         (0.21)       (0.38)       (0.39)       (0.35)
                                                       ----------   ----------   ----------    ---------   ----------
       Total distributions.......................         (3.24)       (3.56)       (3.62)       (3.66)        0.94)
                                                       ----------   ----------   ----------    ---------   ----------

Net asset value, end of period...................        $35.79       $36.85       $35.95       $36.24       $34.48
                                                       ==========   ==========   ==========    =========   ==========

Total return.....................................          6.00%       12.90%        9.61%       16.49%        1.21%(2)

Ratios/Supplemental data
Net assets, end of period (in thousands).........      $263,912     $119,196      $69,614      $42,192       $9,602
Ratio of expenses to average net assets..........          0.45%        0.45%        0.50%        0.54%        0.54%
Ratio of net income to average net assets........          8.28%        8.60%        8.90%        9.36%        9.86%
Portfolio turnover rate..........................         70.56%       68.96%       56.06%       45.64%       72.67%

(1) From inception of operations on July 6, 1994. Ratios and portfolio turnover rates are annualized.

(2) Not annualized.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
OCTOBER 31, 1998

                                                 Principal
                                                   Amount         Value (1)
                                                 ----------      -----------

CORPORATE BONDS (97.8%)
INDUSTRIAL (82.4%)
  BASIC INDUSTRY & MANUFACTURING (15.0%)
    MANUFACTURING (14.1%)
      AVIATION SALES CO.
      SENIOR SUBORDINATED NOTES
        8.125% 02/15/2008                        $ 5,485,000     $ 5,046,200
      BALL CORP. (144A)
      SENIOR NOTES
        7.750% 08/01/2006                          2,450,000       2,535,750
      FEDERAL MOGUL CORP.
      NOTES
        7.750% 07/01/2006                          6,460,000       6,208,577
      HAYES WHEELS INTERNATIONAL, INC.
        SERIES B SENIOR SUBORDINATED NOTES
          9.125% 07/15/2007                        5,465,000       5,519,650
      NORTEK, INC. (144A)
        SENIOR NOTES
          8.875% 08/01/2008                          450,000         438,750
      SILGAN HOLDINGS, INC.
        SENIOR SUBORDINATED DEBENTURES
          9.000% 06/01/2009                        2,715,000       2,579,250
      TITAN WHEEL INTERNATIONAL, INC.
        SENIOR SUBORDINATED NOTES
          8.750% 04/01/2007                        5,100,000       4,641,000
      UNISYS CORP.
        SENIOR NOTES
          11.750% 10/15/2004                       5,550,000       6,271,500
      WYMAN-GORDON CO.
        SENIOR NOTES
          8.000% 12/15/2007                        3,985,000       4,044,775
                                                                 -----------
                                                                  37,285,452
                                                                 -----------

  METALS/MINING (0.9%)
    RYERSON TULL, INC.
      NOTES
        8.500% 07/15/2001                          2,250,000       2,295,000
                                                                 -----------

  TOTAL BASIC INDUSTRY & MANUFACTURING                            39,580,452
                                                                 -----------

  BUSINESS & CONSUMER SERVICES (6.7%)
    IRON MOUNTAIN, INC.
      SENIOR SUBORDINATED NOTES
        10.125% 10/01/2006                         1,000,000       1,055,000

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value (1)
                                                 ----------      -----------

CORPORATE BONDS (CONTINUED)
  PROTECTION ONE ALARM MONITORING,
    INC. (144A)
      SENIOR NOTES
        7.375% 08/15/2005                        $ 6,450,000     $ 6,474,703
  RENTAL SERVICE CORP.
    SENIOR SUBORDINATED NOTES
      9.000% 05/15/2008                            5,960,000       5,632,200
  UNITED STATIONERS SUPPLY CO.
    SENIOR SUBORDINATED NOTES
      8.375% 04/15/2008                            4,565,000       4,553,588
                                                                 -----------

    TOTAL BUSINESS & CONSUMER SERVICES                            17,715,491
                                                                 -----------

  CONSUMER CYCLICAL (9.1%)
    HOTEL/GAMING (2.2%)
      RIO HOTEL & CASINO, INC.
        SENIOR SUBORDINATED NOTES
          9.500% 04/15/2007                        3,500,000       3,850,000
      STATION CASINOS, INC.
        SENIOR SUBORDINATED NOTES
          9.625% 06/01/2003                        2,125,000       2,082,500
                                                                 -----------
                                                                   5,932,500
                                                                 -----------

  HOUSING RELATED (1.8%)
    WEBB (DEL E.) CORP.
      SENIOR SUBORDINATED DEBENTURES
        9.000% 02/15/2006                          4,990,000       4,715,550
                                                                 -----------

  RETAIL (5.1%)
    MAXIM GROUP, INC.
      SERIES B SENIOR SUBORDINATED NOTES
        9.250% 10/15/2007                          3,100,000       2,960,500
    SPECIALTY RETAILERS, INC.
      SERIES B SENIOR NOTES
        8.500% 07/15/2005                          5,740,000       5,280,800
    ZALE CORP.
      SERIES B SENIOR NOTES
        8.500% 10/01/2007                          5,650,000       5,226,250
                                                                 -----------
                                                                  13,467,550
                                                                 -----------

    TOTAL CONSUMER CYCLICAL                                       24,115,600
                                                                 -----------

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value (1)
                                                 ----------      -----------

CORPORATE BONDS (CONTINUED)
  CONSUMER STAPLES (11.7%)
    FOOD/BEVERAGE/TOBACCO (1.1%)
      PURINA MILLS, INC.
        SENIOR SUBORDINATED NOTES
          9.000% 03/15/2010                      $ 3,000,000     $ 3,000,000
                                                                 -----------

    HEALTHCARE (7.9%)
      CONMED CORP.
        SENIOR SUBORDINATED NOTES
          9.000% 03/15/2008                        4,110,000       3,966,150
      HEALTHSOUTH CORP.
        SENIOR SUBORDINATED NOTES
          9.500% 04/01/2001                        5,843,000       5,974,467
      QUORUM HEALTH GROUP, INC.
        SENIOR SUBORDINATED NOTES
          8.750% 11/01/2005                        5,325,000       5,058,750
      TENET HEALTHCARE CORP.
        SENIOR NOTES
          8.625% 12/01/2003                        2,250,000       2,368,125
      TENET HEALTHCARE CORP. (144A)
        SENIOR SUBORDINATED NOTES
          8.125% 12/01/2008                        3,500,000       3,552,500
                                                                 -----------
                                                                  20,919,992
                                                                 -----------

      OTHER (2.7%)
        WESTPOINT STEVENS, INC.
          SENIOR NOTES
            7.875% 06/15/2005                      6,950,000       7,089,000
                                                                 -----------

      TOTAL CONSUMER STAPLES                                      31,008,992
                                                                 -----------

    ENERGY (8.6%)
      GULF CANADA RESOURCES LTD.
        SUBORDINATED DEBENTURES
          9.625% 07/01/2005                        5,000,000       5,075,000
      NEWPARK RESOURCES, INC.
        SERIES B SENIOR SUBORDINATED NOTES
          8.625%  12/15/2007                       5,160,000       5,031,000
      NUEVO ENERGY CO.
        SENIOR SUBORDINATED NOTES
          9.500% 04/15/2006                        3,100,000       3,146,500
      OCEAN ENERGY, INC.
        SERIES B SENIOR NOTES
          7.625% 07/01/2005                        4,000,000       3,800,000

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value (1)
                                                 ----------      -----------


CORPORATE BONDS (CONTINUED)
  SANTA FE ENERGY RESOURCE, INC.
    SENIOR SUBORDINATED DEBENTURES
      11.000% 05/15/2004                         $ 5,500,000     $ 5,555,000
                                                                 -----------

  TOTAL ENERGY                                                    22,607,500
                                                                 -----------

  ENTERTAINMENT & MEDIA (29.0%)
    ADELPHIA COMMUNICATIONS CORP.
      SERIES B SENIOR NOTES
        10.500% 07/15/2004                         5,965,000       6,427,288
    CENTURY COMMUNICATIONS CORP.
      SENIOR DISCOUNT NOTES
        0.000% 03/15/2003                          6,985,000       4,924,425
    CINEMARK USA, INC.
      SERIES B SENIOR SUBORDINATED NOTES
        9.625% 08/01/2008                          5,075,000       5,151,125
    COMCAST CORP.
      SENIOR SUBORDINATED DEBENTURES
        9.500% 01/15/2008                          5,825,000       6,125,220
    HERITAGE MEDIA CORP.
      SENIOR SUBORDINATED NOTES
        8.750% 02/15/2006                          2,250,000       2,351,250
    HOLLINGER INTERNATIONAL PUBLISHING, INC.
      SENIOR NOTES
        8.625% 03/15/2005                          6,160,000       6,406,400
    JACOR COMMUNICATIONS CO.
      SERIES B SENIOR SUBORDINATED NOTES
        8.750% 06/15/2007                          4,475,000       4,721,125
    JONES INTERCABLE, INC.
      SENIOR NOTES
        8.875% 04/01/2007                          3,740,000       3,908,300
        7.625% 04/15/2008                          1,700,000       1,717,000
    K-III COMMUNICATIONS CORP.
      SENIOR NOTES
        10.250% 06/01/2004                         2,600,000       2,736,500
    LAMAR ADVERTISING CO.
      SENIOR SUBORDINATED NOTES
        9.625% 12/01/2006                          4,960,000       5,282,400
    LENFEST COMMUNICATIONS, INC.
      SENIOR NOTES
        8.375% 11/01/2005                          5,200,000       5,408,000
    OUTDOOR SYSTEMS, INC.
      SENIOR SUBORDINATED NOTES
        9.375% 10/15/2006                          4,990,000       5,289,400

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value (1)
                                                 ----------      -----------

CORPORATE BONDS (CONTINUED)
  SFX BROADCASTING, INC.
    SERIES B SENIOR SUBORDINATED NOTES
      10.750% 05/15/2006                         $ 1,442,000     $ 1,557,360
  SINCLAIR BROADCAST GROUP, INC.
    SENIOR SUBORDINATED NOTES
      8.750% 12/15/2007                            4,250,000       4,037,500
  VIACOM, INC.
    SUBORDINATED DEBENTURES
      8.000% 07/07/2006                            5,975,000       6,154,250
  YOUNG BROADCASTING, INC.
    SERIES B SENIOR SUBORDINATED NOTES
      10.125% 02/15/2005                           4,250,000       4,292,500
                                                                 -----------

     TOTAL ENTERTAINMENT & MEDIA                                  76,490,043
                                                                 -----------

  TRANSPORTATION (2.3%)
    OTHER (2.3%)
      ALLIED HOLDING, INC.
        SERIES B SENIOR NOTES
          8.625% 10/01/2007                        2,500,000       2,425,000
      TEEKAY SHIPPING CORP.
        GTD. 1ST PFD. SHIP. MTG.
          NOTES
            8.320% 02/01/2008                      3,925,000       3,709,125
                                                                 -----------

      TOTAL TRANSPORTATION                                         6,134,125
                                                                 -----------

      TOTAL INDUSTRIAL                                           217,652,203
                                                                 -----------

FINANCIAL (1.9%)
  REIT'S (1.9%)
    DUKE REALTY L.P.
      NOTES
        6.750% 05/30/2008                          5,400,000       5,004,990
                                                                 -----------

UTILITIES (13.5%)
  ELECTRIC (7.8%)
    AES CORP.
      SENIOR SUBORDINATED NOTES
        10.250% 07/15/2006                         1,700,000       1,734,000
    AES CORP.
      SENIOR SUBORDINATED EXCHANGE NOTES
        8.375% 08/15/2007                          3,500,000       3,255,000

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value (1)
                                                 ----------      -----------

CORPORATE BONDS (CONTINUED)
    CMS ENERGY CORP. (144A)
      SENIOR UNSECURED NOTES
        7.000% 01/15/2005                        $ 6,235,000     $ 5,873,121
    CALENERGY, INC.
      SENIOR SECURED NOTES
        9.875% 06/30/2003                          1,400,000       1,541,918
    NIAGARA MOHAWK POWER CORP.
      SERIES D SENIOR NOTES
        7.250% 10/01/2002                          8,000,000       8,136,160
                                                                 -----------
                                                                  20,540,199
                                                                 -----------
  TELECOMMUNICATIONS (5.7%)
    FLAG LTD.
      SENIOR NOTES
        8.250% 01/30/2008                          6,710,000       6,139,650
    LEVEL 3 COMMUNICATIONS, INC.
      SENIOR NOTES
        9.125% 05/01/2008                          3,225,000       3,031,500
    NEXTLINK COMMUNICATIONS, INC.
      SENIOR DISCOUNT NOTES
        0.000% 04/15/2008                          3,450,000       1,811,250
    PAGING NETWORK, INC.
      SENIOR SUBORDINATED NOTES
        10.000% 10/15/2008                         4,150,000       4,025,500
                                                                 -----------
                                                                  15,007,900
                                                                 -----------

      TOTAL UTILITIES                                             35,548,099
                                                                 -----------

TOTAL CORPORATE BONDS
  (COST $265,477,553)                                            258,205,292
                                                                 -----------

REPURCHASE AGREEMENT (0.2%)
  GOLDMAN SACHS CORP.
    5.222% DATED 10/30/1998,
    DUE 11/02/1998 IN THE AMOUNT OF
    $443,012. COLLATERALIZED BY
    U.S. TREASURY BONDS 6.000% TO
    12.375% DUE 05/15/2004 TO
    02/15/2026 & U.S. TREASURY
    NOTES 5.500% TO 6.625% DUE
    02/28/1999 TO 02/15/2007.
      (COST $442,949)                                442,949         442,949
                                                                 -----------

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                   Value (1)
                                                                 ------------
TOTAL INVESTMENTS (98.0%)
  (COST $265,920,502)                                            $258,648,241

RECEIVABLES LESS LIABILITIES (2.0%)                                 5,263,315
                                                                 ------------

NET ASSETS (100.0%)                                              $263,911,556
                                                                 ============

(1) See Note 1 of Notes to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31, 1998

ASSETS:
  Investments at identified cost ..........................  $265,477,553
  .........................................................  ------------

  Investments at value (Notes 1 and 2).....................  $258,205,292
  Temporary cash investment, at cost (Note 1)..............       442,949
  Interest receivable......................................     5,765,219
                                                             ------------
  Total assets.............................................   264,413,460
                                                             ------------

LIABILITIES:
  Payable for:
    Dividends and distributions............................       375,824
    Investment management fee (Note 4).....................        89,824
    Accrued expenses ......................................        36,256
                                                             ------------
  Total liabilities........................................       501,904
                                                             ------------

  Net assets applicable to outstanding shares..............  $263,911,556
                                                             ============

  Net assets consist of:
    Unrealized depreciation on investments.................  $ (7,272,261)
    Undistributed net realized gain from investments.......        42,330
    Capital paid in (Note 3)...............................   271,141,487
                                                             ------------
                                                             $263,911,556
                                                             ============

Shares of capital stock outstanding (Note 3)...............     7,373,471
                                                             ============

Net asset value, offering and
   redemption price per share (1)..........................  $      35.79
                                                             ============

(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Fiscal Year Ended October 31, 1998

INVESTMENT INCOME:
  Income:
    Interest...............................................  $ 18,388,321
                                                             ------------

  Expenses:
    Investment management fees (Note 4)....................       853,566
    Shareholder servicing costs (Note 4)...................        18,064
    Financial information and subscriptions................         2,519
    Custodian fees.........................................         8,559
    Accounting services....................................         6,790
    Bank transaction and checking fees.....................         3,250
    Registration fees......................................           114
    Auditing fees..........................................        20,920
    Legal, insurance and other.............................        27,280
                                                             ------------
        Total expenses.....................................       941,062
                                                             ------------

    Net investment income (Note 1).........................    17,447,259
                                                             ------------

Realized gain and unrealized depreciation
  from investment transactions:
    Net realized gain from investments (Note 2)............     1,542,274

    Net unrealized depreciation on investments
      during the period (Note 1)...........................    (9,721,765)
                                                             ------------

    Net loss on investments (Note 1).......................    (8,179,491)
                                                             ------------

    Net increase in net assets resulting from operations...  $  9,267,768
                                                             ============

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
Fiscal Year Ended October 31, 1998

                                                           -------------     -------------
                                                               1998              1997
                                                           -------------     -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income ...............................  $  17,447,259     $  7,645,481
    Net realized gain from investments (Note 2)..........      1,542,274        1,235,856
    Change in net unrealized appreciation
      (depreciation) on investments......................     (9,721,765)       1,267,480
                                                           -------------     ------------

    Net increase in net assets resulting from operations.      9,267,768       10,148,817

    Distributions to shareholders:
      From net investment income.........................    (17,447,259)      (7,645,481)
      From net realized gain from investment transactions     (1,530,874)      (1,209,953)
    Capital share transactions, net (Note 3).............    154,425,524       48,289,337
                                                           -------------     ------------

    Net increase in net assets...........................    144,715,159       49,582,720

NET ASSETS:
    Beginning of period..................................    119,196,397       69,613,677
                                                           -------------     ------------

    End of period .......................................  $ 263,911,556     $119,196,397
                                                           =============     ============

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. Significant accounting policies:

     CMC High Yield Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund and CMC Short Term Bond Fund, which are not included in this financial statement. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Fund for the preparation of its financial statements in conformity with generally accepted accounting principles.

     Investment valuation - The Fund's investments are carried at values deemed best to reflect their fair values as determined in good faith by or under the supervision of the Trustees. These values are based on market value as quoted by dealers who are market makers in these securities or by an independent pricing service unless unusual circumstances indicate that another method of determining fair value should be considered. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Temporary investments in short-term securities, principally repurchase agreements, are valued at cost, which approximates market.

     Shareholder distributions - The Fund distributes net investment income monthly and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales.

     Use of estimates - The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income taxes - The Fund has made no provisions for federal income taxes on net investment income or net realized gains from sales of investment securities, since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve it from substantially all federal income taxes.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Amortization of discount or premium is recorded over the life of the respective instrument. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs.

     The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. At October 31, 1998, 100% of the Fund's portfolio was invested in securities rated Baa (3%), Ba (53%) or B (44%) by Moody's Investor Services, Inc.

-------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
-------------------------------------------------------------------------------

2. Investment transactions:

     Aggregate purchases, sales and maturities, net realized gain and unrealized depreciation of investments, excluding temporary cash investments, as of and for the fiscal year ended October 31, 1998 were as follows:

Purchases:
  Investment securities other than U.S. Government obligations  $ 252,456,384
  U.S. Government obligations.................................     44,442,734
                                                                -------------
     Total purchases..........................................  $ 296,899,118
                                                                =============

Sales and Maturities:
  Investment securities other than U.S. Government obligations  $  98,508,828
  U.S. Government obligations.................................     44,513,672
                                                                -------------
     Total sales and maturities...............................  $ 143,022,500
                                                                =============

Net Realized Gain:
  Investment securities other than U.S. Government obligations  $   1,471,337
  U.S. Government obligations.................................         70,937
                                                                -------------
     Total net realized gain..................................  $   1,542,274
                                                                =============

Unrealized Appreciation (Depreciation) as of October 31, 1998:
  Appreciation................................................  $   2,063,383
  Depreciation................................................     (9,335,644)
                                                                -------------
     Net unrealized depreciation..............................  $  (7,272,261)
                                                                =============

Unrealized Appreciation (Depreciation) for federal
  income tax purposes as of October 31, 1998:
  Appreciation................................................  $   2,063,383
  Depreciation................................................     (9,360,169)
                                                                -------------
     Net unrealized depreciation..............................  $ (7,296,786)
                                                                =============

For federal income tax purposes, the cost of
investments owned at October 31, 1998.........................  $ 265,502,078
                                                                =============

3. Capital Stock:

                                                           Fiscal Year         Fiscal Year
                                                              Ended               Ended
                                                        October 31, 1998     October 31, 1997
                                                        ----------------     ----------------
  Shares:
    Shares sold.......................................         5,056,688            1,915,922
    Shares issued for reinvestment of dividends.......           449,779              219,803
                                                        ----------------     ----------------
                                                               5,506,467            2,135,725
    Less shares redeemed..............................        (1,367,967)            (837,005)
                                                        ----------------     ----------------
    Net increase in shares............................         4,138,500            1,298,720
                                                        ================     ================

  Amounts:
    Sales.............................................  $    188,362,556     $     70,585,000
    Reinvestment of dividends.........................        16,572,230            8,084,738
                                                        ----------------     ----------------
                                                             204,934,786           78,669,738
    Less redemptions..................................       (50,509,262)         (30,380,401)
                                                        ----------------     ----------------
    Net increase......................................  $    154,425,524     $     48,289,337
                                                        ================     ================


  Capital stock authorized (shares)                          100,000,000

--------------------------------------------------------------------------------
                               CMC HIGH YIELD FUND
                          A Portfolio of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

4. Transactions with affiliates and related parties:

Investment management fees incurred...................   $ 853,566

Investment management fee
  computation basis (percentage of daily
  net assets per annum)...............................   0.40 of 1%

Transfer agent fee (included in shareholder
  servicing costs)....................................   $  18,000

Fees earned by trustees not affiliated with
  the Fund's investment adviser or transfer
  agent (included in other expenses)..................   $   9,066


The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC. The transfer agent is compensated based on a per account fee or a minimum of $1,500 per month. The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees of CMC Fund Trust (the Trust).

On December 10, 1997, CMC, CTC and certain of their affiliates were acquired by Fleet Financial Group, Inc. (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956. Prior to that date, certain officers and trustees of the Trust were also officers and directors of CMC and CTC. Those individuals did not receive any compensation or other payment from the Trust. Following the transaction and as a result of federal banking regulations, no officers or directors of the Trust are officers or trustees of CMC or CTC. J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet, but received no compensation or other payments from the Trust.

Report of Independent Accountants


To the Shareholders and Trustees of CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC High Yield Fund, one of the portfolios of CMC Fund Trust (the Fund), an investment company, at October 31, 1998, and the results of its operations and the changes in its net assets for the years ended October 31, 1998 and 1997, and the financial highlights for the periods presented therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
December 4, 1998

                                                                      Part A-III
--------------------------------------------------------------------------------
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                [GRAPHIC OMITTED]

                                    Columbia


                            CMC SHORT TERM BOND FUND






     The CMC Short Term Bond Fund (the "Fund") is a portfolio of CMC Fund Trust seeking to provide investors a high level of current income, consistent with stability of principal by investing primarily in high quality, short term fixed income securities.














     As with all mutual funds, the Securities and Exchange Commission has not stated that the information in this Prospectus is accurate or complete, nor has it approved or disapproved the Fund for investment merit. It is a criminal offense to state otherwise.






                                December 24, 1998

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary............................................................2
    Goal.......................................................................2
    Strategy...................................................................2
    Risk Factors...............................................................4
  Expenses.....................................................................5
  Financial Highlights.........................................................6
Management.....................................................................7
Information About Your Investment..............................................8
  Your Account.................................................................8
    Buying Shares..............................................................8
    Selling Shares.............................................................9
  Distribution and Taxes.......................................................9
    Income and Capital Gains Distributions.....................................9
    Tax Effect of Distributions and Transactions..............................10
More About the Fund...........................................................11
  In vestment Strategy........................................................11
  Other Risks.................................................................13
    Mortgage Related Securities and CMOs......................................13
    Asset Backed Securities...................................................13
    Year 2000.................................................................13
For More Information..........................................................14

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GOAL
----

What is the Fund's Goal?


          The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.


STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?

          The Fund intends to invest primarily in high quality, short term fixed income securities. The Fund's average portfolio duration will not exceed three years. Under normal conditions, the Fund will invest in:

          o Obligations of the U.S. Government, its agencies or instrumentalities


          o Corporate debt securities rated either AAA, AA, A or BBB by Standard and Poor's, Inc. ("S&P") or Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's")


          o Unrated securities judged to be of comparable quality to the securities listed above


          To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:


          o Obligations of the U.S. Government, its agencies or instrumentalities

          o Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody's (Aaa or Aa)

          -----------------------------------------------------------
          A DESCRIPTION OF CORPORATE DEBT SECURITIES RATINGS IS
          CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
          -----------------------------------------------------------

          In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund, ("CMC" or "Adviser") conducts an ongoing evaluation of the economic and market environment to determine the emphasis to be placed by the Adviser on the different types of securities in which the Fund may invest (for example, corporate bonds, Treasuries or mortgage pass through securities). The Adviser will also evaluate the desired levels of average quality, maturity and duration of the Fund's portfolio based upon the current economic and market environment. After selecting the types of securities and the desired level of quality, maturity and duration of the portfolio, the Fund conducts intensive, fundamental analysis to identify attractive securities within its target securities. This investment strategy is intended to give CMC a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?


          The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could impact the total return you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.


          INTEREST RATE risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

          -----------------------------------------------------------
          When interest rates go up, the value of the Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of the Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
          -----------------------------------------------------------

     The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

          CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Although the Fund intends to invest primarily in high-quality, short term fixed income securities, the Fund may invest in securities rated BBB by S&P or Baa by Moody's. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields, but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.


          -----------------------------------------------------------
          By concentrating on short term, high quality fixed income securities, the Fund offers less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity. Lower quality securities, however, generally have less liquidity. Furthermore, lower quality securities and securities with longer maturities tend to have greater credit risk and interest rate risk; consequently longer term, lower quality securities generally exhibit more price volatility.
          -----------------------------------------------------------


          See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.


EXPENSES
--------

What expenses do I pay as an investor in the Fund?

          The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.

          -----------------------------------------------------------
          The fund has no sales charge (load) or 12b-1 distribution
          fees.
          -----------------------------------------------------------

-------------------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees                           None

         Annual Fund Operating Expenses (expenses that are paid out of Fund assets)


           Management Fees                                      0.25%
           Distribution and/or Service (12b-1) Fees             None
           Other Expenses                                       0.33%(1)

              Total Fund Operating Expenses                      0.58%
              Expenses Reimbursement                             0.13%(2)
              Net Expenses                                       0.45%

         1 Other expenses include an administrative fee paid by each shareholder of the Fund for specialized reports provided by the Adviser analyzing the Fund's portfolio and performance, market conditions and economic indicators. For these services, each shareholder pays the Adviser an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges from 0.05% to 0.20%. The maximum fee of .20% has been included in the Fee Table.

         2 For the fiscal period ended October 31, 1998, the Adviser assumed ordinary recurring expenses of the Fund so that the actual Total Fund Operating Expenses paid by the Fund, not including the administrative fee paid by each shareholder, was 0.25%. For the fiscal year ending October 31, 1999, the Adviser has contractually agreed to reimburse the Fund for all ordinary recurring expenses of the Fund to the extent necessary to maintain the Fund's Total Fund Operating Expenses, not including the administrative fee paid by each shareholder, at 0.25%.


-------------------------------------------------------------------------------

         Expense Example

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

              1 Year          3 Years          5 Years          10 Years
              ------          -------          -------          --------
               $46             $173             $311              $713



-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."


                                                       Fiscal Year Ended
                                                       October 31, 1998 (1)
Net Asset Value, Beginning of Period .................        $12.00
                                                              ------
Income From Investment Operations:
Net Investment Income ................................          0.54
Net Gains or Losses on Securities
  (both realized and unrealized)......................          0.09
                                                                ----
     Total From Investment Operations.................          0.63
                                                                ----

Less Distributions:
Dividends (from net investment income)................         (0.54)

Net Asset Value, End of Period........................        $12.09
                                                              ======

Total Return..........................................          5.38% (2)

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)..............       $42,692
Ratio of Expenses to Average Net Assets...............          0.25% (3)
Ratio of Net Income to Average Net Assets ............          5.97%
Portfolio Turnover Rate...............................        132.09%

(1) From inception of operations on February 2, 1998. Ratios and portfolio turnover rates are annualized.

(2)  Not annualized.

(3) The ratio was 0.38% for the period, before voluntary reimbursement of certain expenses by the Adviser. This does not include an administrative fee, ranging between 0.05% and 0.20%, paid to the Adviser by each shareholder.



-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

     The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.

     The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 1998, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.25%.


     CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and asset types and for recommendations on individual securities within those industries and asset types. Mr. Leonard A. Aplet, a Vice President of CMC and Chartered Financial Analyst, has since inception of the Fund (February 1998) had responsibility for implementing on a daily basis the investment strategies developed for the Fund. Mr. Aplet joined the Adviser in 1987 as a portfolio analyst and member of the investment team. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the investment team.



-------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
-------------------------------------------------------------------------------

YOUR ACCOUNT
------------

    Buying Shares
    -------------

          The Fund enables clients of CMC to invest in a diversified portfolio of high quality fixed income securities in a pooled environment, rather than purchasing securities on an individual basis. Each investor enters into an Administrative Services Agreement (an "Agreement") with CMC under which CMC agrees to provide certain shareholder services, including attendance at client meetings, preparation of a variety of client or shareholder reports, and performance of other administrative tasks. Each investor pays a fee under the Agreement that is expressed as a percentage of assets it has invested in the Fund. This is in addition to any fees that CMC or any CMC affiliate may receive from the Fund for services rendered to the Fund.

          If you want to directly invest in the Fund, contact your CMC representative at 1-800-547-1037. In addition, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, may approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, and subject to limitations imposed by the independent fiduciary.

          -----------------------------------------------------------
          If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
          -----------------------------------------------------------

          The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.


          The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of

     Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. The Fund constantly monitors the price received from market makers and its pricing service and, at times, will manually price its securities using procedures established by and under the general supervision of the Fund's Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.


          Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

     Selling Shares
     --------------


          You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.


          The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

DISTRIBUTION AND TAXES
----------------------

     Income and Capital Gains Distributions
     --------------------------------------

          Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in October. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

     Tax Effect of Distributions and Transactions
     --------------------------------------------

          The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

       --------------------------------------------------------------
          Taxability of Distributions

          Type of                      Tax Rate for             Tax Rate for
          Distribution                 15% Bracket              28% Bracket or Higher
          ------------                 -----------              ---------------------

          Income Dividends             Ordinary Income Rate     Ordinary Income Rate

          Short Term Capital Gains     Ordinary Income Rate     Ordinary Income Rate

          Long Term Capital Gains      10%                      20%

       --------------------------------------------------------------

          The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

          The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

          -----------------------------------------------------------
          Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.
          -----------------------------------------------------------


-------------------------------------------------------------------------------
MORE ABOUT THE FUND
-------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

     In addition to corporate debt securities and U.S. Government and agency obligations as described above, the Fund may, from time to time, invest in mortgage and other asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, and savings and loan obligations.



     Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

     The Fund will usually invest some portion of its assets in Collateralized Mortgage Obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The Fund will invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

     The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objective policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.


     Due to the inverse relationship between the price of a security and the interest rate of that security (that is, when interest rates rise, the price of fixed income securities generally fall and, conversely, when interests rates fall, the price of fixed income securities generally rise) the value of the Fund's portfolio will fluctuate with changes in interest rates. The Fund will attempt to reduce the risk of principal fluctuations by adjusting the average portfolio duration. In periods of rising interest rates and falling fixed income prices, the Fund may maintain a shorter duration to reduce the impact of a decline in the value of fixed income securities in the Fund's portfolio. Conversely, during times of falling rates and rising prices, a longer average portfolio duration of up to three years may be sought.

     In selecting investments, the Adviser uses a top down analysis, supplemented by a bottom up analysis. Top down analysis begins with an overall evaluation of the investment environment, and allows the Adviser to determine specific industries, market sectors within those industries, specific types of fixed income instruments (for example corporate bonds, treasuries or mortgage pass through securities) and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:


     o    economic growth
     o    inflation
     o    interest rates
     o    federal reserve policy
     o    corporate profits
     o    demographics
     o    money flows

     Once individual sectors, types of instruments and markets have been identified, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of:

     o    a company's financial condition
     o    quality of management
     o    industry dynamics
     o    earnings growth and profit margins
     o    sales trends
     o    potential for new product development
     o    dividend payment history and potential
     o    financial ratios
     o    investment in research and development


     By utilizing the investment strategy, the Adviser strives to anticipate and act upon market changes, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.


OTHER RISKS
-----------


     In addition to the certain risks stated in the "RISK/RETURN SUMMARY", there are other risks of investing in the Fund such as:


Mortgage Related Securities and CMOs
------------------------------------


     Mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayment on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage backed securities are held by the Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Additionally, the Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.


Asset Backed Securities
-----------------------

     In addition to prepayment risk as described above, asset back securities do not usually contain the benefit of a complete security interest in the related collateral.

Year 2000
---------


     Many of the services provided to the Fund by the Adviser and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000. CMC does not expect the costs related to the Year 2000 problem to be substantial to the Fund since those costs are borne by CMC and the Fund's other outside service providers and not directly by the Fund.

-------------------------------------------------------------------------------
FOR MORE INFORMATION
-------------------------------------------------------------------------------

     You can find additional information on the Fund's structure and its performance in the following documents:

     o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

     o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountants' report.

     A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated by reference in (is legally part of) this Prospectus.

     A copy of the SAI and the current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                   CMC Fund Trust
                   1300 S.W. Sixth Avenue
                   Portland, Oregon  97201
                   Telephone:  1-800-547-1037


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov.

SEC file number:  811-5857

                                                                     Part B-III
                                                    Reg. Nos. 33-30394/811-5857
-------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
-------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                              1300 SW Sixth Avenue
                                   PO Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

     This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Short Term Bond Fund (the "Fund").


     This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 24, 1998 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

                                TABLE OF CONTENTS


Description of the Fund.......................................................2
Management...................................................................16
Investment Advisory and Other Fees Paid to Affiliates........................17
Portfolio Transactions.......................................................18
Capital Stock and Other Securities...........................................21
Purchase, Redemption and Pricing of Shares...................................21
Custodians...................................................................22
Independent Accountants......................................................24
Taxes........................................................................24
Yield and Performance........................................................27
Financial Statements.........................................................29

                                December 24, 1998

-------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
-------------------------------------------------------------------------------


     The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are four portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Small Cap Fund, and CMC International Stock Fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.


INVESTMENT OBJECTIVE, POLICIES AND RISKS
----------------------------------------


     The Fund's primary investment objective is to provide shareholders with a high level of current income consistent with a high degree of stability of principal. The Fund's objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.


     To achieve its investment objective, the Fund expects to invest at least 50% of its assets in:

     (i) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

     (ii) corporate debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's ("S&P") (AAA or AA) or Moody's Investor's Services, Inc. ("Moody's") (Aaa or Aa);

     (iii) or, if not rated, judged to be of comparable quality.

     Subject to the above restrictions, the Fund may invest in investment grade debt securities, meaning securities which, at the time of purchase, are rated Baa or higher by Moody's, BBB or higher by S&P, or, if unrated, believed to be equivalent to securities with those ratings. Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the price of such bonds may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Finally, up to 5% of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P), commonly referred to as "junk bonds," when the Adviser believes these securities present attractive investment opportunities despite their speculative characteristics. Bond ratings are described below under "INVESTMENTS IN THE FUND."

     The Fund's average portfolio duration may not exceed 3 years. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity.

     Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with the Adviser's judgement as to the best obtainable price.

INVESTMENTS HELD BY THE FUND
----------------------------

     Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Securities Rating Agencies
--------------------------

     The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

     Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

     Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

     Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

     Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

     Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities
---------------------

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------


     The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.


     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

     The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

     The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     Management of the Fund understands that it is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Foreign Securities
------------------

     The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

     The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

     No illiquid securities will be acquired by the Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Fund's adviser determines the liquidity of Rule 144A securities and, through reports from the adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

     The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

     The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

INVESTMENT RESTRICTIONS
-----------------------


     The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.


The Fund may not:

     1. Buy or sell commodities or commodity futures contracts.

     2. Concentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

     3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

     4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

     5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUND, INVESTMENTS IN THE FUND" for a complete discussion of illiquid securities.

     6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

     7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

     8. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of he Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

     9. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

     10. Issue senior securities, bonds, or debentures.

     11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

     12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets taken at cost of the Fund.

     13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

     14. Invest in companies to exercise control or management.

     15. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

     16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.


-------------------------------------------------------------------------------
                                   MANAGEMENT
-------------------------------------------------------------------------------

     The Fund is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Small Cap Fund, Inc. since August 1996; Columbia Real Estate Equity Fund, Inc. since April 1994; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.


J. JERRY INSKEEP, JR.,* Age 61, Chairman, President, and Trustee of the Trust; Chairman, President, and Director of each of the Columbia Funds; Consultant with Fleet Financial Group, Inc. (since December 1997); formerly Chairman and a Director of Columbia Management Co. (the "Adviser"), the investment adviser of the Fund, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 66, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1962-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

THOMAS R. MACKENZIE, Age 71, Trustee of the Trust (since December 1997); Director of each of the Columbia Funds; and Founder and Director of Group Mackenzie (architecture, planning, interior design, engineering). Mr. Mackenzie's address is 0690 S.W. Bancroft Street, Portland, Oregon 97201.

ROBERT J. MOORMAN, * Age 47, Secretary of the Columbia Funds and the Trust (since January 1998); attorney with Stoel Rives LLP. Mr. Moorman's business address is 900 S.W. Fifth Avenue, Suite 2600, Portland, Oregon 97204-1268.

RICHARD L. WOOLWORTH, Age 57, Trustee of the Trust; Director of each of the Columbia Funds; Chairman and Chief Executive Officer of Blue Cross and Blue Shield of Oregon; and Chairman and Chief Executive Officer of the Regence Group, health insurers. Mr. Woolworth's address is 100 S. W. Market Street, Portland, Oregon 97201.


     * Mr. Inskeep and Mr. Moorman are each an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no trustee fees or salaries from the Trust or the Fund.

     The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 1998.


                            Compensation         Total Compensation from the
Trustee                      From Trust           Trust and Columbia Funds
-------                     ------------         ----------------------------
Richard L.  Woolworth         $9,000.00                 $32,000.00
Thomas R. Mackenzie           $9,000.00                 $31,000.00
James C. George               $9,000.00                 $31,000.00

     At November 30, 1998, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Fund:

                                            Shares Beneficially Owned
Name and Address                              at November 30, 1998
----------------                            -------------------------

Legacy Fixed Income Investment Fund
Corporate Financial Admin. Services         2,439,458        (66.57%)
1919 N.W. Lovejoy
Portland, OR  97209

CMC S/T Bond A/C #ST0502                      438,396        (11.96%)
Lawrence S. Viehl
2424 S.W. Sherwood Drive
Portland, OR  97201-1614



-------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
-------------------------------------------------------------------------------

     The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

     The Adviser and the Trust Company are indirect wholly owned subsidiaries of Fleet Financial Group, Inc. ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


     For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.25 of 1 percent of its daily net assets. Advisory fees paid by the Fund to the Adviser were $67,403 for the period from inception, February 2, 1998, through October 31, 1998. The Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses, not including the administrative fee described below, exceed 0.25%. If the Adviser had not agreed to reimburse the Fund for such expenses, Total Fund Operating Expenses for the Fund, not including the Administrative fee described below, would have been 0.38%.


     In addition to the investment advisory fee payable by the Fund to the Adviser, each shareholder enters into an Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to this Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges each shareholder a fee for those services based on the level of shareholder assets invested in the Fund. The fees range from 0.05% to 0.20%.


     The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 SW Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $13,500 to the Trust Company for services performed for the fiscal period ended October 31, 1998 under the transfer agent agreement relating to the Fund.



-------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.


     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

     Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.


     The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms.

     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund, other portfolios of the Trust and other accounts will be made on an equitable basis.


     Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The purpose of the Code is to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all employee trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


     The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


-------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
-------------------------------------------------------------------------------

     The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, and CMC High Yield Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.


-------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
-------------------------------------------------------------------------------

PURCHASES
---------

     Shareholders of the Fund are investment advisory clients of the Adviser. Investments in the Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser for a portion of shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

     If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------


     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business.

Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely (or cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

     The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

     Certain fixed income securities for which daily market quotations are not readily available, or for which the Adviser believes accurate quotations have not been received from the pricing service, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.


-------------------------------------------------------------------------------
                                   CUSTODIANS
-------------------------------------------------------------------------------


     U S Bank N.A., 321 SW Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). Chase Manhattan Bank ("Chase" or a "Custodian"), One Pierrepont Plaza, Brooklyn, New York 11201, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


     The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


-------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


     PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

-------------------------------------------------------------------------------
                                      TAXES
-------------------------------------------------------------------------------

Federal Income Taxes
--------------------

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has four portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

     The Fund may invest up to 10 percent of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section

852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


-------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
-------------------------------------------------------------------------------

     The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

     Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:

                                   6
               Yield = 2 [(a-b + 1)  -1]
                           ---
                           cd


            Where: a =  dividends and interest earned during the period.


                   b =  expenses accrued for the period.

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = the maximum offering price per share on the last day of the period.


     The Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30 day period ended October 31, 1998 was 5.63%.

     The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                    P(1+T)   =   ERV

            Where:  P        =   a hypothetical initial payment of $1000

                    T        =   average annual total return

                    n        =   number of years

                    ERV      =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fraction portion thereof)


     Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 1998, the total return for the Fund since inception (February 2, 1998) was 5.38%.


     The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's Business Week, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance. These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

     The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

     The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

     The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


     The financial statements for the Fund for the fiscal year ended October 31, 1998, together with the Independent Accountant's Report of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference with this Statement of Additional Information.

                            CMC SHORT TERM BOND FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide an investment discussion of the CMC Short Term Bond Fund. From the Fund's inception date of February 2, 1998 through the end of its fiscal year on October 31, 1998, the Fund had a total return of 5.38%. This compares to the Lipper Short Investment Grade Debt Fund Average of 4.11% for the same period.

The Fund's average duration was maintained at just over two years throughout the period, and we were able to add some price appreciation to the income return of the Fund. Given its relatively short duration, the Fund is expected to have less risk and return potential than fixed income funds with longer durations.

During the first half of the 1998 calendar year, the bond market rallied as interest rates declined. This rally accelerated into the third quarter with rates falling an additional 66 to 124 basis points along the yield curve. Low inflation and expectations for slowing growth convinced the Federal Reserve Board to leave monetary policy intact until the Fund's fourth fiscal quarter. Because it appeared that the financial crisis in Southeast Asia was expanding to other parts of the world, investors bolted away from higher risk markets and investments. The Fed lowered interest rates by .25% twice within a three-week period as a "flight to quality" ensued. Investors sought out U.S. Treasuries as a safe haven, pushing their returns up substantially and outperforming all other fixed income investments. This caused the yield differential between Treasuries and corporate and asset-backed bonds to increase dramatically over a short period of time. As a result, performance of the Fund was held back during its fourth fiscal quarter. However, the widened yield spread that now exists between short-term bonds and Treasuries presents an opportunity for Fund performance to improve in the future due to its increased yield advantage.

Throughout the reporting period, the Fund sought to provide investors with a high level of current income consistent with stability of principal by investing in high quality, short-term fixed income securities. To maximize the income potential of the Fund, we have taken advantage of the higher yields available from both mortgage-backed securities and corporate bonds by increasing our weightings in each of these sectors.

The Fund is managed to minimize credit risk and market value fluctuations while striving to maintain liquidity for shareholders.

Thank you for your investment in CMC Short Term Bond Fund.

The Columbia Investment Team
December 14, 1998

                         YEAR 2000 READINESS DISCLOSURE
                         ------------------------------
Many of the services provided to the Fund by Columbia Management Co. (the "Adviser") and other service providers depend on the proper functioning of their computer software systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Adviser has informed the Fund that it has been actively working on necessary changes to its computer systems to prepare for the year 2000 and expects that its systems, and those of the Fund's outside service providers, will be ready for the year 2000.

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($10,000-$10,700) of CMC Short Term Bond Fund, Merrill 1-5 Gov't/Corp. Index and Lipper Short Inv. Grade Fund Index for the period 2/2/98 to 10/31/98 to $10,538, $10,618, and $10,411, respectively:

                                        Average Annual Total Return
                                             Since Inception
                                             ---------------
CMC Short Term Bond Fund                           5.38%
Merrill 1-5 Gov't Corp. Index                      6.18%
Lipper Short Inv. Grade Fund Index                 4.11%

Past performance does not guarantee future results. The Fund's inception date was February 2, 1998. The Merrill Index and the Lipper Index are based on the periods beginning February 1, 1998. Total return performance is illustrated for the periods ended October 31, 1998. The Merrill Lynch 1-5 Year Gov't Corp. Index represents average market-weighted performance of U.S. Treasury and agency securities and investment-grade corporate bonds with maturities between one and five years. The Lipper Index represents average performance of the 30 largest short term investment grade debt funds tracked by Lipper Analytical Services, Inc.

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
                 (For a Share Outstanding Throughout the Period)
-------------------------------------------------------------------------------

                                                    Fiscal Year Ended
                                                    October 31,1998(1)
                                                    ------------------

Net asset value, beginning of period...........                $12.00
                                                    ------------------
Income from investment operations:
  Net investment income........................                  0.54
  Net gains or losses on securities
    (both realized or unrealized)..............                  0.09
                                                    ------------------
       Total from investment operations........                  0.63
                                                    ------------------

Less distributions:
  Dividends (from net investment income).......                 (0.54)
                                                    ------------------

Net asset value, end of period.................                $12.09
                                                    ==================

Total return...................................                  5.38%(2)

Ratios/Supplemental data
Net assets, end of period (in thousands).......               $42,692
Ratio of expenses to average net assets........                  0.25%(3)
Ratio of net income to average net assets......                  5.97%
Portfolio turnover rate........................                132.09%


(1) From inception of operations on February 2, 1998. Ratios and portfolio turnover rates are annualized.

(2)  Not annualized.

(3) The ratio was 0.38% for the period, before voluntary reimbursement of certain expenses by the investment adviser.

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

OCTOBER 31, 1998

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE (1)
                                                                          ----------------    -----------------
U.S. GOVERNMENT, FEDERAL AGENCY
OBLIGATIONS (40.6%)
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) (10.0%)
             6.500% 08/15/2028 - 10/15/2028                               $        571,738    $         578,170
             6.500% 08/20/2028 - 10/20/2028 (GNMA II)                            1,180,787            1,185,215
             7.000% 06/15/2028                                                   1,279,241            1,309,815
             7.000% 06/20/2028 - 09/20/2028 (GNMA II)                            1,160,907            1,180,134
                                                                                              -----------------

          TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                              4,253,334
                                                                                              -----------------

      AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (22.6%)
          FHLMC (9.6%)
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 1543 CL. XN
               7.000% 07/15/2023                                                   265,000              285,034
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 2057 CL. PD
               6.750% 11/15/2026                                                   350,000              368,779
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 2068 CL. CL
               6.500% 03/15/2026                                                   370,000              378,472
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 2065 CL. PG
               6.000% 04/15/2021                                                   210,000              212,569
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 1570 CL. D
               0.000% 03/15/2000                                                   318,093              309,543
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 1767 CL. H
               7.500% 09/15/2022                                                   900,000              942,750
             FHLMC GNMA MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES G40 CL. N
               6.500% 05/17/2021                                                   900,000              910,807
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 1900 CL. M
               7.500% 08/15/2024                                                   400,000              412,500
             FHLMC MULTICLASS MTG. PARTN. CTFS.
               GTD. SERIES 1932 CL. B
               7.000% 06/15/2025                                                   280,000              292,396
                                                                                              -----------------
                                                                                                      4,112,850
                                                                                              -----------------
          FNMA (9.5%)
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1993-87 CL. G
               6.500% 01/25/2019                                                   270,000              275,860

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE (1)
                                                                          ----------------    -----------------
U.S. GOVERNMENT, FEDERAL AGENCY
OBLIGATIONS (CONTINUED)
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1993-241 CL. PE
               0.000% 10/25/1999                                          $        325,000    $         316,976
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1994-10 CL. KC
               6.500% 10/25/2010                                                   400,000              413,624
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1994-97 CL. PB
               0.000% 06/25/1999                                                   423,197              417,640
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1997-17 CL. PE
               7.000% 01/18/2026                                                   310,000              326,472
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. G97-3 CL. VB
               7.000% 08/20/2006                                                   250,000              264,685
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1997-G5 CL. AC
               7.500% 10/17/2017                                                   103,804              103,900
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1997-G5 CL. VD
               7.250% 04/17/2010                                                   505,000              525,988
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1997-63 CL. PH
               7.000% 07/18/2026                                                   480,000              513,977
             FNMA GTD. REMIC PASS THRU CTF.
               REMIC TR. 1997-74 CL. D
               7.500% 09/20/2023                                                   876,908              895,751
                                                                                              -----------------
                                                                                                      4,054,873
                                                                                              -----------------
          GNMA (1.5%)
             GNMA GTD. REMIC PASS THRU SECS.
               REMIC TR. 1997-11 CL. M
               8.000% 05/16/2024                                                   470,000              485,321
             GNMA GTD. REMIC PASS THRU SECS.
               REMIC TR. 1998-9 CL. B
               6.850% 12/20/2025                                                   150,000              154,031
                                                                                              -----------------
                                                                                                        639,352
                                                                                              -----------------
          OTHER AGENCY (2.0%)
             RYLAND ACCEPTANCE CORP. FOUR
               SERIES 26 CL. C
               9.000% 12/01/2016                                                   152,916              157,596
             WESTAM MORTGAGE FINANCIAL CORP.
               SERIES 10 CL. C
               0.000% 02/26/2002                                                   736,595              703,373
                                                                                              -----------------
                                                                                                        860,969
                                                                                              -----------------

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                              PRINCIPAL
                                                                                AMOUNT            VALUE (1)
                                                                          ----------------    -----------------
U.S. GOVERNMENT, FEDERAL AGENCY
OBLIGATIONS (CONTINUED)

          TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS                                    $       9,668,044
                                                                                              -----------------

      OTHER GOVERNMENT AGENCY (8.0%)
             A.I.D., MOROCCO FLOATING RATE
                 4.969% 05/01/2023                                        $        400,000              390,500
             SMALL BUSINESS ADMINISTRATION
                 5.875% 10/25/2021 - 06/25/2022                                  2,382,487            2,409,291
                 6.000% 07/25/2021 - 11/25/2021                                    612,950              619,075
                                                                                              -----------------

          TOTAL OTHER GOVERNMENT AGENCY                                                               3,418,866
                                                                                              -----------------

      TOTAL U.S. GOVERNMENT, FEDERAL AGENCY OBLIGATIONS
          (COST $17,237,157)                                                                         17,340,244
                                                                                              -----------------

OTHER SECURITIZED LOANS (22.7%)
      ASSET BACKED SECURITIES (13.7%)
          HOME EQUITY LOAN RECEIVABLES (9.8%)
             ABFS MORTGAGE LOAN TRUST
               SERIES 1997-2 CL. A-5
               7.125% 01/15/2029                                                   300,000              323,880
             AFC HOME EQUITY LOAN TRUST
               SERIES 1993-1 CL. A
               5.900% 05/20/2008                                                   717,859              719,233
             CITYSCAPE HOME EQUITY LOAN TRUST
               SERIES 1997-B CL. A7
               7.410% 5/25/2028                                                    320,000              338,846
             CROWN HOME EQUITY LOAN TRUST
               SERIES 1996-1 CL. A-5
               7.300% 04/25/2027                                                   450,000              470,654
             IMC HOME EQUITY LOAN TRUST
               SERIES 1995-3 CL. A-5
               7.500% 04/25/2026                                                   300,000              316,009
             NEW CENTURY HOME EQUITY LOAN TRUST
               SERIES 1997-NC5 CL. A-4
               6.780% 08/25/2025                                                 1,450,000            1,492,724
             SOUTHERN PACIFIC SECURED ASSETS CORP.
               SERIES 1996-2 CL. A-5
               7.690% 04/25/2025                                                   250,000              253,125
             STRUCTURED ASSET SECURITIES CORP.
               SERIES 1997-4 CL. 2-A2
               7.000% 12/25/2027                                                   250,000              258,931
                                                                                              -----------------
                                                                                                      4,173,402
                                                                                              -----------------

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                               AMOUNT             VALUE (1)
                                                                          ----------------    -----------------
OTHER SECURITIZED LOANS (CONTINUED)
          MANUFACTURED HOUSING RECEIVABLES (1.5%)
             GREEN TREE FINANCIAL CORP.
               SERIES 1996-4 CL. A-7
               7.900% 06/15/2027                                          $        326,000    $         354,118
             OAKWOOD MORTGAGE INVESTORS, INC.
               SERIES 1996-C CL. A-3
               6.750% 04/15/2027                                                   275,000              279,962
                                                                                              -----------------
                                                                                                        634,080
                                                                                              -----------------
          OTHER ASSET BACKED SECURITIES (2.4%)
             CORESTATES HOME EQUITY TRUST
               SERIES 1996-1 CL. A-2
               6.750% 12/15/2005                                                   503,233              505,875
             FDIC REMIC TRUST
               SERIES 1994-C1 CL. 2-A2
               7.850% 09/25/2025                                                   257,292              257,935
             FIRST UNION STUDENT LOAN TRUST
               SERIES 1997-1 CL. A-1
               4.750% 07/25/2004                                                   287,832              285,518
                                                                                              -----------------
                                                                                                      1,049,328
                                                                                              -----------------

          TOTAL ASSET BACKED SECURITIES                                                               5,856,810
                                                                                              -----------------

      COLLATERALIZED MORTGAGE OBLIGATIONS (9.0%)
             RESIDENTIAL ASSET SECURITIZATION TRUST
               SERIES 1996-A8 CL. A3
               8.000% 12/25/2026                                                   970,000              985,151
             GE CAPITAL MORTGAGE SERVICES, INC.
               SERIES 1997-8 CL. A-6
               7.250% 10/25/2027                                                   325,000              327,844
             GE CAPITAL MORTGAGE SERVICES, INC.
               SERIES 1995-HE1 CL. A-6
               7.500% 09/25/2010                                                   202,633              206,258
             ICIFC SECURED ASSETS CORP.
               SERIES 1997-1 CL. A-7
               7.750% 03/25/2028                                                   260,000              264,921
             LB COMMERCIAL CONDUIT MORTGAGE TRUST
               SERIES 1995-C2 CL. A
               7.174 % 08/25/2004                                                  495,945              517,417
             NOMURA ASSET SECURITIES CORP.
               SERIES 1996-MDV CL. A-1B
               7.120% 04/13/2036                                                   530,000              565,550
             NORWEST ASSET SECURITIES CORP.
               SERIES 1997-16 CL. A-2
               6.750% 10/25/2027                                                   660,000              663,709

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                               AMOUNT             VALUE (1)
                                                                          ----------------    -----------------
OTHER SECURITIZED LOANS (CONTINUED)
             PNC MORTGAGE SECURITIES CORP.
               SERIES 1997-4 CL. IIPP-2
               7.500% 07/25/2027                                          $        280,000    $         300,438
                                                                                              -----------------

          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                   3,831,288
                                                                                              -----------------

      TOTAL OTHER SECURITIZED LOANS
          (COST $9,588,407)                                                                           9,688,098
                                                                                              -----------------

CORPORATE BONDS (32.5%)
      INDUSTRIAL (16.0%)
             COCA-COLA ENTERPRISES, INC.
               6.375% 08/01/2001                                                   800,000              822,952
             FEDERATED DEPT. STORES, INC.
               6.125% 09/01/2001                                                   425,000              429,866
             FORD MOTOR CREDIT CO.
               6.500% 02/28/2002                                                   300,000              308,352
             GENERAL ELECTRIC CAPITAL CORP.
               MEDIUM TERM NOTES
               6.350%  09/15/2001                                                  750,000              777,630
             MCDONALD'S CORP.
               6.000% 06/23/2002                                                   750,000              774,848
             PHILIP MORRIS COS., INC.
               6.150% 03/15/2000                                                   450,000              454,468
             PROCTER & GAMBLE CO.
               5.250% 09/15/2003                                                 1,000,000            1,016,860
             SERVICE CORP. INTERNATIONAL
               6.300% 03/15/2003                                                   300,000              303,039
             TYCO INTERNATIONAL GROUP S.A.
               6.125%  06/15/2001                                                  750,000              759,390
             USA WASTE SERVICES, INC.
               6.125% 07/15/2001                                                   400,000              408,204
             WAL-MART STORES, INC.
               5.650% 02/01/2000                                                   750,000              755,693
                                                                                              -----------------

                 TOTAL INDUSTRIAL                                                                     6,811,302
                                                                                              -----------------

      FINANCIAL (15.4%)
             BANKAMERICA CORP.
               5.750% 02/20/2002                                                   480,000              473,376
             BEAR STEARNS CO., INC.
               6.125% 02/01/2003                                                   250,000              248,220
             BEAR STEARNS CO., INC.
               MEDIUM TERM NOTES
               5.404% 10/10/2000                                                   500,000              491,250


-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                               AMOUNT             VALUE (1)
                                                                          ----------------    -----------------
CORPORATE BONDS (CONTINUED)
             CIT GROUP, INC.
               MEDIUM TERM SENIOR NOTES
               6.375% 11/15/2002                                          $        525,000    $         536,613
             CHRYSLER FINANCIAL CORP.
               5.250% 10/19/2000                                                   900,000              908,631
             EOP OPERATING L.P.
               6.376% 02/15/2002                                                   700,000              691,397
             JOHN DEERE CAPITAL
               5.350% 10/23/2001                                                   450,000              448,168
             GENERAL MOTORS ACCEPTANCE CORP.
               5.330% 10/20/2000                                                   500,000              500,850
             HOUSEHOLD FINANCE CORP.
               5.875 11/01/2002                                                    400,000              398,980
             INTERNATIONAL LEASE FINANCE CORP.
               6.000% 06/15/2003                                                   525,000              529,300
             MORGAN STANLEY DEAN WITTER DISCOVER CO.
               MEDIUM TERM NOTES
               5.750% 02/15/2001                                                   550,000              552,387
             SALOMON SMITH BARNEY HOLDINGS, INC.
               6.750% 02/15/2003                                                   450,000              462,011
             SIMON DEBARTOLO GROUP L.P. (144A)
               6.625% 06/15/2003                                                   350,000              342,419
                                                                                              -----------------

          TOTAL FINANCIAL                                                                             6,583,602
                                                                                              -----------------

      UTILITIES (1.1%)
             TRANSCANADA PIPELINES LTD.
               MEDIUM TERM NOTES
               6.490% 01/21/2009                                                   450,000              463,005
                                                                                              -----------------

      TOTAL CORPORATE BONDS
          (COST $13,744,305)                                                                         13,857,909
                                                                                              -----------------

      TOTAL INVESTMENTS, EXCLUDING TEMPORARY
          CASH INVESTMENT
          (COST $40,569,869)                                                                         40,886,251
                                                                                              -----------------


-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                             PRINCIPAL
                                                                               AMOUNT             VALUE (1)
                                                                          ----------------    -----------------
REPURCHASE AGREEMENT (3.4%)
      GOLDMAN SACHS CORP.
          5.222% DATED 10/30/1998,
          DUE 11/02/1998 IN THE
          AMOUNT OF $1,461,384.
          COLLATERALIZED BY U.S. TREASURY BONDS
          6.000% TO 12.375% DUE
          05/15/2004 TO 02/15/2026
          & U.S. TREASURY NOTES
          5.500% TO 6.625% DUE
          02/28/1999 TO 02/15/2007.
          (COST $1,461,175)                                               $      1,461,175    $       1,461,175
                                                                                              -----------------


TOTAL INVESTMENTS (99.2%)
          (COST $42,031,044)                                                                         42,347,426

RECEIVABLES LESS LIABILITIES (0.8%)                                                                     344,812
                                                                                              -----------------

NET ASSETS (100.0%)                                                                           $      42,692,238
                                                                                              =================

(1)   See Note 1 of Notes to Financial Statements.


             The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
October 31,1998

ASSETS:
  Investments at identified cost ....................................................   $            40,569,869
-------------------------------------------------------------------------------------   -----------------------

  Investments at value (Notes 1 and 2)...............................................   $            40,886,251
  Temporary cash investment, at cost (Note 1)........................................                 1,461,175
  Receivable for:
    Interest.........................................................................                   338,672
    Investments sold.................................................................                    85,493
    Expense reimbursement from investment advisor (Note 4)...........................                     9,947
                                                                                        -----------------------
  Total assets.......................................................................                42,781,538
                                                                                        -----------------------

LIABILITIES:
  Payable for:
    Investments purchased............................................................                    70,298
    Investment management fee (Note 4)...............................................                     9,055
    Acrrued expenses.................................................................                     9,947
                                                                                          ---------------------
  Total liabilities..................................................................                    89,300
                                                                                          ---------------------

  Net assets applicable to outstanding shares........................................   $            42,692,238
                                                                                        =======================

  Net assets consist of:
    Unrealized appreciation on investments...........................................   $               316,382
    Undistributed net realized gain from investments.................................                    15,207
    Capital paid in (Note 3).........................................................                42,360,649
                                                                                        -----------------------
                                                                                        $            42,692,238
                                                                                        =======================

Shares of capital stock outstanding (Note 3).........................................                 3,530,582
                                                                                        =======================

Net asset value, offering and
   redemption price per share (1)....................................................   $                 12.09
                                                                                        =======================

(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.

    The accompanying notes are an integral part of the financial statements.

                                       41


-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the period from inception of operations, February 2, 1998 to October 31,
1998

INVESTMENT INCOME:
     Income:
         Interest..............................................................   $           1,692,247
                                                                                  ---------------------

     Expenses:
         Investment management fees (Note 4)...................................                  67,403
         Shareholder servicing costs (Note 4)..................................                  14,296
         Financial information and subscriptions...............................                     300
         Accounting services...................................................                   2,649
         Bank transaction and checking fees....................................                     180
         Auditing fees.........................................................                  13,400
         Legal, insurance and other............................................                   4,525
                                                                                  ---------------------
                                                                                                102,753
         Expenses reimbursed by investment adviser (1).........................                 (35,401)
                                                                                  ---------------------
             Total expenses....................................................                  67,352
                                                                                  ---------------------

     Net investment income (Note 1)............................................               1,624,895
                                                                                  ---------------------

Realized gain and unrealized appreciation from investment transactions:
     Net realized gain from investments (Note 2)...............................                  15,207

     Net unrealized appreciation on investments during the period (Note 1).....                 316,382
                                                                                  ---------------------

     Net gain on investments (Note 1)..........................................                 331,589
                                                                                  ---------------------

     Net increase in net assets resulting from operations......................   $           1,956,484
                                                                                  =====================

(1) The Adviser has voluntarily agreed to assume ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average net assets.

    The accompanying notes are an integral part of the financial statements.

                                       42

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the period from inception of operations, February 2, 1998 to October 31,
1998

INCREASE IN NET ASSETS:
      Operations:
           Net investment income ...........................................    $       1,624,895
           Net realized gain from investments (Note 2)......................               15,207
           Change in net unrealized appreciation on investments.............              316,382
                                                                                -----------------

           Net increase in net assets resulting from operations.............            1,956,484

      Distributions to shareholders:
           From net investment income.......................................           (1,624,895)
      Capital share transactions, net (Note 3)..............................           42,360,649
                                                                                 ----------------

           Net increase in net assets.......................................           42,692,238

NET ASSETS:
      Beginning of period...................................................                    -
                                                                                -----------------

      End of period ........................................................    $      42,692,238
                                                                                =================

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1.   Significant accounting policies:

     CMC Short Term Bond Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust has established three other portfolios, CMC Small Cap Fund, CMC International Stock Fund and CMC High Yield Fund, which are not included in this financial statement. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Fund for the preparation of its financial statements in conformity with generally accepted accounting principles.

     Investment valuation - The Fund's investments are carried at values deemed best to reflect their fair values as determined in good faith by or under the supervision of the Trustees. These values are based on market value as quoted by dealers who are market makers in these securities or by an independent pricing service unless circumstances indicate that another method of determining fair value should be considered. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Temporary investments in short-term securities, principally repurchase agreements, are valued at cost, which approximates market.

     Shareholder distributions - The Fund distributes net investment income monthly and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of losses from wash sales.

     Use of estimates - The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Federal income taxes - The Fund has made no provisions for federal income taxes on net investment income or net realized gains from sales of investment securities, since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to certain regulated investment companies, and to make distributions of income and security profits sufficient to relieve it from substantially all federal income taxes.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Amortization of discount or premium is recorded over the life of the respective instrument. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs.

     The Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

2.   Investment transactions:

     Aggregate purchases, sales and maturities, net realized gain and net unrealized appreciation of investments, excluding temporary cash investments, as of and for the period ended October 31, 1998, were as follows:

Purchases:
   Investment securities other than U.S. Government obligations.................       $        33,280,708
   U.S. Government obligations..................................................                43,491,388
                                                                                       -------------------
        Total purchases.........................................................       $        76,772,096
                                                                                       ===================

Sales and Maturities:
   Investment securities other than U.S. Government obligations.................       $         9,905,815
   U.S. Government obligations..................................................                26,346,911
                                                                                       -------------------
        Total sales and maturities..............................................       $        36,252,726
                                                                                       ===================

Net Realized Gain (Loss):
   Investment securities other than U.S. Government obligations.................       $           (42,780)
   U.S. Government obligations..................................................                    57,987
                                                                                       -------------------
        Total net realized gain.................................................       $            15,207
                                                                                       ===================

Unrealized Appreciation (Depreciation) as of October 31, 1998:
  Appreciation..................................................................       $           453,633
  Depreciation..................................................................                  (137,251)
                                                                                       -------------------
        Net unrealized appreciation.............................................       $           316,382
                                                                                       ====================

Unrealized Appreciation (Depreciation) for federal income tax purposes as of
  October 31, 1998:
  Appreciation..................................................................       $           450,890
  Depreciation..................................................................                  (142,386)
                                                                                       --------------------
    Net unrealized appreciation.................................................       $           308,504
                                                                                       ====================

For federal income tax purposes, the cost of
investments owned at October 31, 1998...........................................       $        40,577,746
                                                                                       ====================

3.  Capital Stock:

                                                                   For Period Ended
                                                                 October 31, 1998 (1)
                                                                 --------------------
  Shares:
     Shares sold..............................................              4,541,453
     Shares issued for reinvestment of dividends..............                135,212
                                                                 --------------------
                                                                            4,676,665
     Less shares redeemed.....................................             (1,146,083)
                                                                 --------------------
     Net increase in shares...................................              3,530,582
                                                                 ====================

  Amounts:
     Sales....................................................   $         54,437,600
     Reinvestment of dividends................................              1,624,895
                                                                 --------------------
                                                                           56,062,495
     Less redemptions.........................................            (13,701,846)
                                                                 --------------------
     Net increase.............................................   $         42,360,649
                                                                 ====================

  Capital stock authorized (shares)                                       100,000,000

(1   From inception of operations on February 2, 1998.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

4.   Transactions with affiliates and related parties:


Investment management fees incurred..................................    $67,403

Investment management fee computation basis
  (percentage of daily net assets per annum)......................... 0.25 of 1%

Transfer agent fee (included in shareholder
  servicing costs)...................................................    $13,500

Fees earned by trustees not affiliated with the Fund's
  investment adviser or transfer agent (included in other expenses)..     $1,572

The investment adviser of the Fund is Columbia Management Co. (CMC). In addition to the investment management fee, each shareholder enters into a written Administrative Services Agreement with CMC for an annual fee ranging between 0.05% and 0.20%, depending on the size of the investment in the Fund. CMC provides each shareholder specialized reports regarding the Fund's portfolio and performance, market conditions and economic indicators.

The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC. The transfer agent is compensated based on a per account fee or a minimum of $1,500 per month. The contracts for investment advisory and transfer agent services must be renewed annually by a majority vote of the Fund's shareholders or by the Trustees of CMC Fund Trust (the Trust).

On December 10, 1997, CMC, CTC and certain of their affiliates were acquired by Fleet Financial Group, Inc. (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956. Prior to that date, certain officers and trustees of the Trust were also officers and directors of CMC and CTC. Those individuals did not receive any compensation or other payment from the Trust. Following the transaction and as a result of federal banking regulations, no officers or trustees of the Trust are officers or directors of CMC or CTC. J. Jerry Inskeep, Jr., an officer and trustee of the Trust, is affiliated with Fleet, but received no compensation or other payments from the Trust.

                        Report of Independent Accountants


To the Shareholders and Trustees of CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Short Term Bond Fund, one of the portfolios of CMC Fund Trust (the Fund), an investment company, at October 31, 1998, and the results of its operations and the changes in its net assets for the period from inception, February 2, 1998 to October 31, 1998, and the financial highlights for the period indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
December 4, 1998

                                 CMC FUND TRUST

                                     PART C


                                OTHER INFORMATION

Item 23. Exhibits

         (a1) Restated Declaration of Trust.(1)

         (a2) Amendment to Restated Declaration of Trust.(1)

         (a3) Amendment No. 2 to Restated Declaration of Trust.(2)

         (b) Bylaws.(1)

         (c1) Specimen Stock Certificate for CMC Small Cap Fund.(1)

         (c2) Specimen Stock Certificate for CMC International Stock Fund.(1)

         (c3) Specimen Stock Certificate for CMC High Yield Fund.(1)

         (c4) Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

         (d1) Investment Advisory Contract for CMC Small Cap Fund.(3)

         (d2) Investment Advisory Contract for CMC International Stock Fund.(3)

         (d3) Investment Advisory Contract for CMC High Yield Fund.(3)

         (d4) Investment Advisory Contract for CMC Short Term Bond Fund.(2)

         (e) Underwriting Contracts - Not Applicable.

         (f) Not Applicable.

         (g1) Custodian Contract between United States National Bank of Oregon and CMC Fund Trust.(1)

         (g2) Custodian Contract between CMC Fund Trust and Morgan Stanley Trust Company.(1)

         (h1) Transfer Agent Agreement for CMC Small Cap Fund.(3)

         (h2) Transfer Agent Agreement for CMC International Stock Fund.(3)

         (h3) Transfer Agent Agreement for CMC High Yield Fund.(3)

         (h4) Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

         (h5) Form of Administrative Services Agreement.(3)

         (i)  Opinion of Counsel - Not Applicable for this filing.

         (j)  Consent of Accountants.*

         (k)  Omitted Financial Statements - Not Applicable.

         (l)  Not Applicable.

         (m)  12b-1 Plan - Not Applicable.

         (n1) Financial Data Schedule for CMC Small Cap Fund.*

         (n2) Financial Data Schedule for CMC International Stock Fund.*

         (n3) Financial Data Schedule for CMC High Yield Fund.*

         (n4) Financial Data Schedule for CMC Short Term Bond Fund.*

         (o)  Plan Adopting Multiple Classes by Shares - Not Applicable.

         (p) Powers of Attorney for Messrs. George and Mackenzie.(3) Powers of Attorney for Messrs. Inskeep and Woolworth.(1)

         (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

         (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

         (3) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

         *Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

     The Registrant has an investment advisory contract with Columbia Management Co., an Oregon corporation (the "Adviser"). Columbia Daily Income Company, Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia U.S. Government Securities Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Small Cap Fund, Inc., Columbia National Municipal Bond Fund., Inc. and Columbia High Yield Fund, Inc., each an Oregon corporation, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("CFMC"). Fleet Financial Group, Inc. ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CFMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.


Item 25. Indemnification

     Under the Declaration of Trust and Bylaws of the Registrant, any trustee or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by the trustee or officer in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his or her being a trustee or officer of the Registrant, to the fullest extent not prohibited by law and the Investment Company Act of 1940 (the "1940 Act") and related regulations and interpretations of the Securities and Exchange Commission ("SEC").

     Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 (the "1933 Act") may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or trustee in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or trustee in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The Registrant's trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26. Business and Other Connections of Investment Adviser

     Information regarding the businesses of Columbia Management Co. and its officers and directors is set forth under "Management" in the Prospectus, and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27. Principal Underwriters

     Not applicable.


Item 28. Location of Accounts and Records

     The records required to be maintained under Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by CMC Fund Trust, Columbia Management Co., and Columbia Trust Company at 1300 S.W. Sixth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201.


Item 29. Management Services

     Not applicable.


Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 24th day of December, 1998.


                                           CMC FUND TRUST


                                           By:    J. JERRY INSKEEP, JR.
                                           -------------------------------------
                                                  J. Jerry Inskeep, Jr.
                                                  President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 24th day of December, 1998 by the following persons in the capacities indicated.



(i) Principal executive officer:



*   J. JERRY INSKEEP, JR.                       President, Chairman, and Trustee
--------------------------------------
    J. Jerry Inskeep, Jr.


(ii) Principal accounting and financial officer:



*   J. JERRY INSKEEP, JR.                       President, Chairman, and Trustee
--------------------------------------
    J. Jerry Inskeep, Jr.


(iii) Trustees:



*   RICHARD L. WOOLWORTH                        Trustee
--------------------------------------
    Richard L. Woolworth

*   JAMES C. GEORGE                             Trustee
--------------------------------------
    James C. George



*   THOMAS R. MACKENZIE                         Trustee
--------------------------------------
    Thomas R. Mackenzie



*By:  J. JERRY INSKEEP, JR.
    ----------------------------------
      J. Jerry Inskeep, Jr.
      Attorney-In-Fact

                                 CMC FUND TRUST

                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

  (a1)       Restated Declaration of Trust.(1)

  (a2)       Amendment to Restated Declaration of Trust.(1)

  (a3)       Amendment No. 2 to Restated Declaration of Trust.(2)

  (b)        Bylaws.(1)

  (c1)       Specimen Stock Certificate for CMC Small Cap Fund.(1)

  (c2)       Specimen Stock Certificate for CMC International Stock Fund.(1)

  (c3)       Specimen Stock Certificate for CMC High Yield Fund.(1)

  (c4)       Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

  (d1)       Investment Advisory Contract for CMC Small Cap Fund.(3)

  (d2)       Investment Advisory Contract for CMC International Stock Fund.(3)

  (d3)       Investment Advisory Contract for CMC High Yield Fund.(3)

  (d4)       Investment Advisory Contract for CMC Short Term Bond Fund.(2)

  (e)        Underwriting Contracts - Not Applicable.

  (f)        Not Applicable.

  (g1) Custodian Contract between United States National Bank of Oregon and CMC Fund Trust.(1)

  (g2) Custodian Contract between CMC Fund Trust and Morgan Stanley Trust Company.(1)

  (h1)       Transfer Agent Agreement for CMC Small Cap Fund.(3)

  (h2)       Transfer Agent Agreement for CMC International Stock Fund.(3)

  (h3)       Transfer Agent Agreement for CMC High Yield Fund.(3)

  (h4)       Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

  (h5)       Form of Administrative Services Agreement.(3)

  (i)        Opinion of Counsel - Not Applicable for this filing.

  (j)        Consent of Accountants.*

  (k)        Omitted Financial Statements - Not Applicable.

  (l)        Not Applicable.

  (m)        12b-1 Plan - Not Applicable.

  (n1)       Financial Data Schedule for CMC Small Cap Fund.*

  (n2)       Financial Data Schedule for CMC International Stock Fund.*

  (n3)       Financial Data Schedule for CMC High Yield Fund.*

  (n4)       Financial Data Schedule for CMC Short Term Bond Fund.*

  (o)        Plan Adopting Multiple Classes by Shares - Not Applicable.

  (p) Powers of Attorney for Messrs. George and Mackenzie.(3) Powers of Attorney for Messrs. Inskeep and Woolworth.(1)

   (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

   (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

   (3) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

   *Filed herewith.